Exhibit 10.1

EXECUTION VERSION

LETTER OF CREDIT REIMBURSEMENT AGREEMENT, dated as of September 18, 2014, among DYNEGY INC., a Delaware corporation, as account party (the “Account Party”), MACQUARIE BANK LIMITED, a bank incorporated under the laws of Australia, as issuing bank (in such capacity, together with its successors and assigns in such capacity, the “Issuing Bank”) and MACQUARIE ENERGY LLC, a Delaware limited liability company (the “Lender”).

STATEMENT OF PURPOSE:

WHEREAS, (i) the Account Party, Credit Suisse AG, Cayman Islands Branch, as administrative agent (the “Credit Agreement Administrative Agent”) and the lenders from time to time party thereto entered into that certain Credit Agreement, dated as of April 23, 2013 (as amended prior to the date hereof and, for all purposes of Article IV, as amended, modified or waived from time to time thereafter, the “Credit Agreement”), (ii) the Account Party, Credit Suisse AG, Cayman Islands Branch, as collateral trustee for the First-Lien Secured Parties (as defined in the Collateral Trust and Intercreditor Agreement) (the “Collateral Trustee”) and the Credit Agreement Administrative Agent entered into that certain Collateral Trust and Intercreditor Agreement, dated as of April 23, 2013 (as amended, modified or supplemented from time to time, the “Collateral Trust and Intercreditor Agreement”) and (iii) the Account Party, the subsidiaries of the Account Party from time to time party thereto and the Collateral Trustee entered into that certain Guarantee and Collateral Agreement, dated as of April 23, 2013 (as amended, modified or supplemented from time to time, the “Guarantee and Collateral Agreement”) and the other Security Documents (as defined in the Collateral Trust and Intercreditor Agreement);

WHEREAS, it is the intent of the parties hereto that in accordance with Section 5.5 of the Collateral Trust and Intercreditor Agreement, this Agreement shall constitute an Additional First-Lien Indebtedness Agreement (as defined in the Collateral Trust and Intercreditor Agreement) and the Obligations shall constitute Additional First-Lien Obligations (as defined in the Collateral Trust and Intercreditor Agreement);

WHEREAS, the Account Party has requested that the Lender extend credit to the Account Party in the form of an irrevocable standby letter of credit issued by the Issuing Bank for the benefit of the Beneficiary in an amount not to exceed Fifty-Five Million and 00/100 Dollars (U.S. $55,000,000.00) and subject to other specific terms and conditions set forth herein and therein (such letter of credit, as same may be amended, modified, extended or replaced from time to time, the “Letter of Credit”).

NOW, THEREFORE, in consideration of the premises and to induce the Lender to enter into this Agreement, the Account Party hereby agrees with the Lender as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.   Defined Terms.  The following terms shall have the following meanings:

“Accession Agreement”: the Accession Agreement, dated as of the Effective Date, among Lender, the Account Party, certain Subsidiaries of the Account Party and the Collateral Trustee.

“Account Party”:  as defined in the preamble to this Agreement.

“Affiliate”:  with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the

Person specified means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person.  For the purposes of this definition, “Control” (including, with correlative meanings, the terms “Controlling”, “Controlled by” and “under common Control with”), means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Agreement”:  this Letter of Credit Reimbursement Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Application”:  an application, in such form as the Lender or the Issuing Bank may specify as the form used by the Issuing Bank to request the Issuing Bank to issue, extend or amend the Letter of Credit.

“Bankruptcy Law”: Title 11 of the United States Code, 11 U.S.C. §§ 101, et seq., as amended from time to time, or any similar federal or state or other law for the relief of debtors.

“Beneficiary”: Duke Energy Corporation or any transferee of the Letter of Credit in accordance with the express terms thereof, provided that the Issuing Bank shall have received a duly executed and completed Request for Transfer of the Letter of Credit with respect to any such transferee in the form attached as Annex C to the Letter of Credit.

“Business Day”:  a day other than a Saturday, Sunday or other day on which the commercial banks in New York City are authorized or required by law to close.

“Change in Law”: as defined in Section 3.7(a).

“Change of Control”: as defined in the Credit Agreement.

“Collateral”: as defined in the Credit Agreement.

“Collateral Trust and Intercreditor Agreement”: as defined in the Statement of Purpose to this Agreement.

“Collateral Trustee”: as defined in the Statement of Purpose to this Agreement.

“Credit Agreement”:  as defined in the Statement of Purpose to this Agreement.

“Credit Agreement Administrative Agent”: as defined in the Statement of Purpose to this Agreement.

“Credit Documents”:  this Agreement, the Letter of Credit and all Applications relating to the Letter of Credit.

“Default”:  any of the events specified in Section 4.3 whether or not any requirement set forth therein for the giving of notice, the lapse of time, or both, has been satisfied.

“Dollars”, “$” and “US$”:  dollars in lawful currency of the United States of America.

“Effective Date”:  the date of satisfaction of the conditions set forth in Section 5.2, which date is September 18, 2014.

“Equity Interests”:  shares of capital stock, partnership interest, membership interest in a limited liability company, beneficial interests in a trust or other equity interest in any Person, and any option, warrant or other right entitling the holder thereof to purchase or otherwise acquire any such equity interests.

“Event of Default”:  as defined in Section 4.3.

“Excluded Taxes”:  with respect to the Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Account Party hereunder or pursuant to any Credit Document, (a) income or franchise taxes imposed on or measured by its net income or net profits, however denominated, by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of the Lender or the Issuing Bank, in which its applicable lending office is located, or that are imposed by reason of any connection between the Lender, the Issuing Bank or other recipient and any taxing jurisdiction other than a connection arising solely by executing or entering into any Credit Document, receiving payments thereunder or having been a party to, performed its obligations under, or enforced, any Credit Document, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above, (c) in the case of a Foreign Lender, any U.S. federal withholding tax or backup withholding that is imposed pursuant to laws in effect at the time such Foreign Lender or other recipient becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding tax pursuant to Section 3.9(a), (d) in the case of a Foreign Lender, any U.S. federal withholding tax or backup withholding that is attributable to such Foreign Lender’s failure to comply with Section 3.9(e), (e) any U.S. federal withholding tax imposed pursuant to FATCA and (f) all penalties and interest on the foregoing amounts.

“Expiry Date”: 5:00 p.m. New York City time on the day that is (i) the one year anniversary of the Issuance Date or (ii) if the Letter of Credit is extended in accordance with Section 3.1 hereof, the two year or three year anniversary of the Issuance Date, as applicable.

“FATCA”: Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended from time to time (as of the date hereof or any amended or successor provision that is substantively comparable and not materially more onerous to comply with) and any regulations or the official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Foreign Lender”: any Person that is not a “United States person” within the meaning of Section 7701(a)(30) of the U.S. Internal Revenue Code of 1986, as amended, and who receives a payment from the Account Party pursuant to a Credit Document.

“GAAP”:  those generally accepted accounting principles in the United States as in effect from time to time.

“Governing Documents”:  collectively, as to any Person, the articles or certificate of incorporation and bylaws, any shareholders agreement, certificate of formation, limited liability company agreement, partnership agreement, trust indenture or other formation or constituent documents of such Person.

“Governmental Authority”:  the government of the United States of America or any other nation, or any political subdivision thereof, whether state or local, and any agency, authority,

instrumentality, regulatory board, court, tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of, or pertaining to, government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantee and Collateral Agreement”: as defined in the Statement of Purpose to this Agreement.

“Guaranteed Contracts”: (a) the Lease Agreement dated as of April 1, 1999 between the San Diego Unified Port District and Duke Energy South Bay, LLC; (b) the Environmental Remediation Agreement dated as of April 22, 1999 between the San Diego Unified Port District and Duke Energy South Bay, LLC; (c) the “Contract and Permit Rights Assignment” and “Property Escrow Agreement” each as defined in the Guaranty of Contract and Permit Rights Assignment and Property Escrow Agreement dated as of April 22, 1999 by Duke Capital Corporation in favor of the San Diego Unified Port District; (d) each “Contract” as defined in the Guaranty dated December 11, 1998 by Duke Capital Corporation in favor of the San Diego Gas & Electric Company; (e) each “Project Document” as defined in the Guaranty (Moss Landing) dated November 18, 1997 by Duke Capital Corporation in favor of the Pacific Gas & Electric Company; (f) each “Project Document” as defined in the Guaranty (Morro Bay) dated November 18, 1997 by Duke Capital Corporation in favor of the Pacific Gas & Electric Company; and (g) each “Project Document” as defined in the Guaranty (Oakland) dated November 18, 1997 by Duke Capital Corporation in favor of the Pacific Gas & Electric Company; in each case, as the foregoing are amended, modified, waived or supplemented from time to time.

“Indemnified Taxes”:  (a) Taxes other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Account Party hereunder or under any other Credit Document and (b) to the extent not otherwise described in (a), Other Taxes that are not Excluded Taxes.

“Issuance Date”:  the date of issuance of the Letter of Credit by the Issuing Bank, which date shall be September 19, 2014.

“Issuance Fee”:  as defined in Section 3.7(e)(i).

“Issuing Bank”:  (x) as defined in the preamble to this Agreement, or (y) such other financial institution reasonably acceptable to the Lender and Account Party, and accepted by the beneficiary of the Letter of Credit, which agrees to issue the Letter of Credit hereunder.

“L/C Disbursement”:  a payment or disbursement made by the Issuing Bank pursuant to the Letter of Credit.

“L/C Fee Payment Date”:  no later than the third Business Day of each April, July, October and January and the Termination Date.

“L/C Obligations”:  as defined in Section 3.2(a).

“Lender”:  as defined in the preamble to this Agreement.

“Letter of Credit”:  as defined in the Recitals hereto and substantially in the form of Exhibit C hereto or such other form as is reasonably requested by the Account Party and reasonably satisfactory to the Issuing Bank, as such letter of credit may be amended, replaced, renewed or extended from time to time in accordance with the terms hereof.

“Lien”: with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Material Adverse Effect”: (a) materially adverse effect on the business, assets, liabilities, operations, condition (financial or otherwise) or operating results of the Account Party and its Restricted Subsidiaries, taken as a whole, (b) a material impairment of the ability of the Account Party or its Restricted Subsidiaries to perform any of their material obligations under any Credit Document or (c) a material impairment of the rights and remedies of or benefits available to the Lender or the Issuing Bank under any Credit Document.

“Material Contracts”: (a) the Purchase and Sale Agreement dated as of January 8, 2006 by and between Duke Energy Americas, LLC, a Delaware limited liability company, and LSP Bay II Harbor Holding, LLC, a Delaware limited liability company; (b) the Lease Agreement dated as of April 1, 1999 between the San Diego Unified Port District and Duke Energy South Bay, LLC; and (c) the Environmental Remediation Agreement dated as of April 22, 1999 between the San Diego Unified Port District and Duke Energy South Bay, LLC; in each case as the foregoing are amended, modified, waived or supplemented from time to time.

“Material Indebtedness”: as defined in Section 4.3(f).

“Non-Recourse Debt”: as defined in the Credit Agreement.

“Obligations”:  (a) all L/C Obligations and all other obligations of the Account Party under this Agreement or in connection with the Letter of Credit and (v) all other reasonable and documented out-of-pocket expenses (including reasonable attorney’s fees and disbursements), charges and other amounts, in each case owing by the Account Party to the Lender or the Issuing Bank under this Agreement, the Letter of Credit or any of the other Credit Documents, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, liquidated or unliquidated.

“Other Taxes”:  any and all present or future stamp or documentary Taxes or any other excise or property Taxes, charges or similar levies arising from any payment made under any Credit Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Credit Document (except any such Taxes imposed with respect to an assignment, other than an assignment made at the Account Party’s request).

“Outstanding Amount”: at any time, the sum of, without duplication, (a) the Dollar amount of the Stated Amount of the Letter of Credit outstanding at such time plus (b) the Dollar amount of the aggregate principal amount of all L/C Disbursements at such time for which the Lender has not been reimbursed.

“Person”:  any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Property”:  of any Person means, any right or interest in or to any type of real, personal, tangible, intangible or mixed property or asset of any kind whether or not included in the most recent consolidated balance sheet of such Person and its Restricted Subsidiaries under GAAP, including Equity Interests.

“Register”:  as defined in Section 7.14.

“Related Person”:  each of the Lender’s and the Issuing Bank’s Affiliates, and each of the Lender’s and the Issuing Bank’s and its respective Affiliates’ successors and assigns, and all partners, directors, officers, employees, agents, members, Controlling Persons, trustees, administrators, managers and representatives of the foregoing Persons.

“Requirement of Law”:  as to any Person, the Governing Documents of such Person, and any law, statute, treaty, rule, regulation, official directive, order, decree, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

“Responsible Officer”: of any Person shall mean any executive officer or chief financial officer of such Person and any other officer or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement.

“Restricted Subsidiary”: any Subsidiary of the Account Party other than an Unrestricted Subsidiary.

“Significant Subsidiary”: any Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, as such Regulation is in effect on April 23, 2013.

“Stated Amount”:  the maximum Dollar amount from time to time available to be drawn under the Letter of Credit, determined without regard to whether any conditions to drawing could then be met.

“Subsidiary”:  as defined in the Credit Agreement.

“Taxes”: any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date”: the later of (x) the Expiry Date and (y) the date upon which the Obligations (other than contingent indemnification obligations and undrawn amounts with respect to a then outstanding Letter of Credit which have either been cash collateralized or otherwise backstopped in a manner satisfactory to the Lender in its reasonable discretion) have been indefeasibly paid in full in cash.

“Undrawn Fee”:  as defined in Section 3.7(e)(ii).

“Unrestricted Subsidiary”: as defined in the Credit Agreement.

SECTION 1.2.   Rules of Interpretation.

(i)                                     The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

(ii)                                  The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

ARTICLE II
CREDIT SUPPORT

SECTION 2.1.   Existing Credit Support.  The Account Party agrees that, as a condition to issuing the Letter of Credit and as security for the payments of the Obligations, it shall, and shall cause its Subsidiaries who are party to the Collateral Trust and Intercreditor Agreement to, on the Effective Date, execute the Accession Agreement.  The Account Party represents and warrants that upon the execution and delivery of the Accession Agreement the guarantees, pledges, grants of security interests and other obligations provided as credit support for the obligations referenced in the Collateral Trust and Intercreditor Agreement (and other documents related thereto) shall provide equal and ratable credit support for the Obligations in accordance with the terms of the Collateral Trust and Intercreditor Agreement.

ARTICLE III
LETTER OF CREDIT

SECTION 3.1.   Letter of Credit Issuance and Expiry Date.  Subject to the terms and conditions hereof, the Lender agrees to cause the Issuing Bank to issue the Letter of Credit for the account of the Account Party.  The Letter of Credit will (i) be denominated in Dollars, (ii) be limited to draws for credit support obligations specifically listed on an annex thereto, (iii) be subject to a reduction in the Stated Amount as expressly provided therein, and (iv) expire on the Expiry Date; provided, however, the Account Party may request up to two (2) one-year extensions of the Expiry Date by delivering to the Lender at its address for notices specified herein an Application therefor, completed to the reasonable satisfaction of the Lender, and such other certificates, documents and other papers and information as the Lender may reasonably request.  Such Application shall be received by the Lender at least 120 days before the applicable Expiry Date and the Lender will inform the Account Party no later than 90 days before the applicable Expiry Date whether it elects to extend the Expiry Date of the Letter of Credit for an additional one year term.  The option to extend the Expiry Date of the Letter of Credit shall be within the Lender’s sole discretion.  If the Lender agrees to any such extension, upon the request of the Account Party, it shall cause the Issuing Bank to issue a replacement Letter of Credit (in substantially identical form to the then outstanding Letter of Credit (except as otherwise mutually agreed by the Account Party and the Issuing Bank) but with a stated expiration date which is the same as the extended Expiry Date in accordance with the proviso to the first sentence of this Section 3.1) in exchange for the existing Letter of Credit.  For the avoidance of doubt, in the event the Stated Amount of the Letter of Credit is reduced as set forth in this Section 3.1(iii), such reduction shall be permanent and in no case will the Stated Amount thereafter be increased without the prior written consent of the Issuing Bank and the Lender (which consent may be withheld, conditioned or delayed in the sole discretion of the Issuing Bank and the Lender).

SECTION 3.2.   L/C Obligations of the Account Party.  (a) The Account Party agrees to reimburse the Lender no later than 1:00 p.m.(New York City time) on the next Business Day after which the Lender notifies the Account Party of the date and amount of an L/C Disbursement for the amount of the L/C Disbursement (all of the obligations of the Account Party to reimburse the Lender for any L/C Disbursement are collectively referred to herein as “L/C Obligations”); provided that any failure to give or delay in giving such notice shall not relieve the Account Party of its obligation to reimburse the Lender with respect to such L/C Obligations.  The Issuing Bank acknowledges and agrees that any reimbursement of the Lender by the Account Party pursuant to this Section 3.2 shall satisfy in full any claims for reimbursement it has under the Letter of Credit.  Each such payment shall be made to the Lender at its address for notices specified herein (or via wire transfer instructions provided by the Lender as set forth on Schedule A, as such Schedule A may be updated from time to time by the Lender) in Dollars and in immediately available funds. Until an L/C Obligation shall have been reimbursed in full, interest shall be payable on such unreimbursed L/C Obligation at the rate per annum equal to 4.75%.  All such interest shall be payable on demand and shall be computed on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring the period for which such interest or fees are payable.

(b)                                 The responsibility of the Issuing Bank to the Account Party in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.  For the avoidance of doubt, the Lender shall have no responsibility to the Account Party in connection with any draft presented for payment under the Letter of Credit.

(c)                                  The Lender shall promptly after receipt thereof, provide to the Account Party copies of any certificate of reduction, certificate of drawing or request for transfer it, the Issuing Bank receives from the Beneficiary.

SECTION 3.3.   Obligations Absolute.  The Account Party’s obligations under Section 3.2 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Account Party may have or may have had against the Lender, the Issuing Bank, the beneficiary of the Letter of Credit or any other Person.  The Account Party also agrees with the Lender and the Issuing Bank that neither the Lender, the Issuing Bank nor any Related Person shall be responsible for, in the absence of its willful misconduct, bad faith or gross negligence (as determined by a final, non-appealable decision of a court of competent jurisdiction), and the Account Party’s L/C Obligations under Section 3.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Account Party and the beneficiary of the Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Account Party against any beneficiary of such Letter of Credit or any such transferee.  Neither the Lender, the Issuing Bank nor any Related Party shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with the Letter of Credit, except for errors or omissions found by a final, non-appealable decision of a court of competent jurisdiction to have resulted from willful misconduct, bad faith or gross negligence of the Lender, the Issuing Bank or any such Related Party.

SECTION 3.4.   Applications.  To the extent that any provision of any Application related to the Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

SECTION 3.5.   Records.  The Lender shall maintain the following records with respect to the Letter of Credit:

(a)                                 the date of issuance, amendment, extension or renewal and expiration thereof;

(b)                                 the Stated Amount thereof; and

(c)                                  the date and amount of all payments and drawings made thereunder.

The Lender shall make copies of such records available to the Account Party upon its reasonable request.

SECTION 3.6.   No Liability.  The Account Party agrees that, except as expressly set forth in Section 3.2(b), neither Lender, the Issuing Bank nor any of its Related Persons will assume liability in connection with the Letter of Credit, or be responsible for any claim with respect thereto, including, without limitation:

(a)                                 the use which may be made of the Letter of Credit;

(b)                                 any acts or omissions of the beneficiary of the Letter of Credit, including the application of any payment made to such beneficiary;

(c)                                  the validity, correctness, genuineness or legal effect of any document or instrument relating to the Letter of Credit, even if such document or instrument should in fact prove to be in any respect invalid, insufficient, inaccurate, fraudulent or forged;

(d)                                 payment by the Lender or the Issuing Bank of any draft which does not comply with the terms of the Letter of Credit, unless such payment results from the gross negligence, bad faith or willful misconduct of such Person;

(e)                                  the failure of any document or instrument to bear any reference or adequate reference to the Letter of Credit;

(f)                                   any failure to note the amount of any draft on the Letter of Credit or on any related document or instrument, except to the extent such failure results from the gross negligence, bad faith or willful misconduct of the Lender;

(g)                                  any failure of the beneficiary of the Letter of Credit to meet the obligations of such beneficiary to either the Account Party or any other Person; or

(h)                                 any failure by the Lender or the Issuing Bank to make payment under the Letter of Credit as a result of any Requirement of Law, control or restriction rightfully or wrongfully exercised or imposed by any Governmental Authority.

SECTION 3.7.   Reserve Requirements; Change in Circumstances; Fees.  (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law, rule, regulation or treaty or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) (a “Change in Law”) shall (i) result in the imposition, modification or applicability of any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by the Lender or any of its Affiliates, (ii) subject the Lender or any of its Affiliates to any Tax of any kind whatsoever with respect to this Agreement, or change the basis of taxation of payments in respect thereof (except for Indemnified Taxes or Other Taxes indemnified pursuant to Section 3.9 and the imposition of any Excluded Tax payable by the Lender or any of its Affiliates), or (iii) result in the imposition on the Lender or any of its Affiliates of any other condition resulting from entering into any of the Credit Documents, and the result of any of the foregoing shall be to increase the cost to the Lender or any of its Affiliates of issuing or maintaining the Letter of Credit or to reduce the amount of any sum received or receivable by the Lender hereunder (whether of reimbursement, interest or otherwise) by an amount reasonably determined by the Lender to be material, then such additional amount or amounts as will compensate the Lender or such Affiliate for such additional costs or reduction shall be paid by the Account Party to the Lender upon demand (in each case, so long as the Lender is requiring the payment of such additional amounts from similarly situated account parties and borrowers with similar provisions in their credit facilities).  “Change in Law” shall include all requests, rules, guidelines or directives concerning capital adequacy and liquidity requirements issued in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives concerning capital adequacy and liquidity requirements promulgated by the Bank for International Settlements, the Basel Committee on Banking Regulations and Supervisory Practices (or any successor or similar authority) or the United States financial regulatory authorities, in each case pursuant to Basel III, regardless of the date adopted, issued, promulgated or implemented.

(b)                                 If the Lender determines that the adoption after the date hereof of any Change in Law regarding capital adequacy or liquidity requirements, or any change in any of the foregoing or in the interpretation or administration of any of the foregoing by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender (or any lending office of the Lender) or any Affiliate of the Lender with any request or directive regarding capital adequacy or liquidity requirements (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the Lender’s capital or on the capital of an Affiliate of the Lender, if any, as a consequence of any Credit Document, to a level below that which the Lender or such Affiliate could have achieved but for such adoption, change, compliance or other Change in Law (taking into consideration the Lender’s policies and the policies of the Lender’s Affiliates with respect to capital adequacy and liquidity requirements) by an amount reasonably determined by the Lender to be material, then from time to time such additional amount or amounts as will compensate the Lender for such reduction will be paid by the Account Party to the Lender upon demand (in each case, so long as the Lender is requiring the payment of such additional amounts from similarly situated account parties and borrowers with similar provisions in their credit facilities).

(c)                                  A certificate of the Lender setting forth such amount or amounts as shall be necessary to compensate the Lender or its Affiliate, as applicable, as specified in paragraph (a) or (b) above, as the case may be, shall be delivered to the Account Party and shall be conclusive absent manifest error.  The Account Party shall pay the Lender the amount shown as due on any such certificate delivered by the Lender within 15 days after its receipt of the same.

(d)                                 Failure on the part of the Lender to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of the Lender’s right to demand compensation with respect to such period or any other period; provided, however, that the Lender shall not be entitled to compensation under this Section 3.7 for any costs incurred or reductions suffered with respect to any date unless the Lender shall have notified the Account Party in writing that it will demand compensation for such costs or reductions under paragraph (c) above and such notice shall have been provided not more than 90 days after the later of (i) such date and (ii) the date on which it shall have become aware of such costs or reductions.

(e)                                  Fees.                     (i)  The Account Party will pay to the Lender an issuing fee in respect of the Letter of Credit for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum of 0.25% (computed on the basis of a year consisting of 360 days) on the average daily Stated Amount of such Letter of Credit (the “Issuance Fee”), which shall be payable quarterly in arrears on each L/C Fee Payment Date (with respect to the immediately preceding calendar quarter (or, if shorter (x) the portion of such preceding calendar quarter beginning on the Issuance Date and ending on the last day of such calendar quarter or (y) in the case where the L/C Fee Payment Date is the Termination Date, the portion of the respective calendar quarter ended on such date) in the case of each such L/C Fee Payment Date).

(ii)                                  The Account Party will pay to the Lender a fee in respect of the Letter of Credit for the period from and including the date of issuance of such Letter of Credit to and including the date of termination or expiration of such Letter of Credit, computed at a rate per annum of 2.75% (computed on the basis of a year consisting of 360 days) on the daily Stated Amount of such Letter of Credit (the “Undrawn Fee”), which shall be payable quarterly in arrears on each L/C Fee Payment Date (with respect to the immediately preceding calendar quarter (or, if shorter (x) the portion of such preceding calendar quarter beginning on the Issuance Date and ending on the last day of such calendar quarter or (y) in the case where the L/C Fee Payment Date is the Termination Date, the portion of the respective calendar quarter ended on such date) in the case of each such L/C Fee Payment Date).

(iii)                               On the Effective Date the Account Party will pay to the Lender a facility fee, (the “Facility Fee”), in cash, in an amount equal to 1% of the Stated Amount as then in effect.  If Account Party requests an extension of the Expiry Date of the Letter of Credit at least 120 days prior to the first anniversary of the Issuance Date pursuant to Section 3.1 hereof and the Lender does not grant such extension request (including, without limitation, by reason of not being satisfied with any items required to be reasonably satisfactory to it) Lender will refund to the Account Party, at the time it rejects the request or, if not granted within 90 days before the applicable Expiry Date, on such 90th preceding date, in cash, fifty percent (50.0%) of the Facility Fee paid to the Lender.

SECTION 3.8.   Applicability of ISP98.  Unless otherwise expressly agreed by the Lender and the Account Party, when the Letter of Credit is issued, the rules of the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to the Letter of Credit.

SECTION 3.9.   Taxes.

(a)                                 Any and all payments by or on account of any obligation of the Account Party hereunder or under any other Credit Document shall be made free and clear of and without deduction or withholding for any Taxes; provided, that, if any Indemnified Taxes shall be required to be deducted or withheld from such payments, then (i) the sum payable by the Account Party shall be increased as necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section) the Lender or other recipient of such payment, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the Account Party shall make such deductions or withholdings and (iii) the Account Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)                                 Without limiting the provisions of paragraph (a) above, the Account Party shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c)                                  The Account Party shall indemnify the Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes by or on account of any obligation of the Account Party hereunder or under any other Credit Document (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by Lender and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.  A certificate as to the amount of such payment or liability delivered to the Account Party by the Lender shall be conclusive absent manifest error.

(d)                                 As soon as practicable after any payment of Indemnified Taxes by the Account Party to a Governmental Authority, the Account Party shall deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender.

(e)                                  Any Foreign Lender or other recipient that is entitled to an exemption from or reduction of withholding Tax or backup withholding with respect to payments under any Credit Document shall deliver to the Account Party, at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law and reasonably requested by the Account Party as will permit such payments to be made without or at a reduced rate of withholding or backup withholding.  In addition, any Foreign Lender or other recipient, if reasonably requested by the Account Party, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Account Party as will enable the Account Party to determine whether or not such Foreign Lender or other recipient is subject to backup withholding or information reporting requirements.  Without limiting the generality of the foregoing, any Foreign Lender or other recipient shall deliver to the Account Party (in such number of copies as shall be requested by the Account Party) on or prior to the date on which such Foreign Lender or other recipient receives a payment pursuant to a Credit Document (and from time to time thereafter promptly upon the expiration, obsolescence or invalidity of any previously delivered form or information or upon the request of the Account Party, but in each case only if such Foreign Lender or other recipient is legally entitled to do so), whichever of the following is applicable:

(i)                                     duly completed copies of IRS Form W-8BEN or IRS Form W-8-BEN-E claiming eligibility for benefits of an income tax treaty to which the United States of America is a party and such W-8BEN or W-BEN-E shall establish (x) with respect to payments of interest under any Credit Document an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN or IRS Form W-8-BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(ii)                                  executed originals (or a scanned pdf copy of an executed originals) of IRS Form W-8ECI,

(iii)                               in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under 881(c) of the Internal Revenue Code of 1986, as amended from time to time, (x) a certificate substantially in the form of Exhibit D-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10-percent shareholder” of the Account Party within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”), and (y) executed originals (or a scanned pdf copy of an executed originals) of IRS Form W-8BEN or IRS Form W-8-BEN-E, or

(iv)                              to the extent a Foreign Lender or other recipient is not the beneficial owner of the payments received by such Person under any Credit Document, executed originals (or a scanned pdf copy of executed originals) of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8-BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-2 or Exhibit D-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit D-4 on behalf of each such direct or indirect partner.

(f)                                   If Lender is not a Foreign Lender, Lender shall deliver to the Account Party (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Person becomes the Lender under this Agreement (and from time to time thereafter promptly upon the expiration, obsolescence or invalidity of any previously delivered form or information or upon the request of the Account Party, but in each case only if such Lender is legally entitled to do so) duly completed copies of IRS Form W-9 or other forms or information establishing an exemption from U.S. backup withholding.

(g)                                  If a payment made to the Lender or other recipient under any Credit Document hereunder may be subject to U.S. federal withholding tax under FATCA if the Lender or such recipient were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), the Lender or other recipient shall deliver to the Account Party, at the time or times prescribed by law and at such time or times reasonably requested by Account Party, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Account Party to comply with its withholding obligations, to determine that the Lender or other recipient has complied with the Lender’s or other recipient’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.9(g), the term “FATCA” shall include any amendments to FATCA after the date hereof.

(h)                                 If the Lender determines, in its sole discretion, that it has received a refund of any Indemnified Taxes as to which it has been indemnified by the Account Party or with respect to which the Account Party has paid additional amounts pursuant to this Section 3.9, it shall pay to the Account Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Account Party under this Section with respect to the Indemnified Taxes giving rise to such refund), net of all out-of-pocket expenses of the Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that the Account Party, upon the request of the Lender, agrees to repay the amount paid over to the Account Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Lender in the event the Lender is required to repay such refund to such Governmental Authority.  This paragraph shall not be construed to require the Lender to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the Account Party or any other Person.

ARTICLE IV
COVENANTS AND EVENTS OF DEFAULT

SECTION 4.1.   Reporting Requirements. The Account Party hereby covenants and agrees with the Lender and the Issuing Bank that, until the Termination Date, the Account Party shall promptly provide to the Lender (i) any notice, report or financial or operating information required to be delivered by it, directly or indirectly to the Lenders (as defined in the Credit Agreement), under Section 9.01(a), (b), (d) and (e) of the Credit Agreement as in effect on the Effective Date, (ii) a copy of any material amendment or material notice delivered by or to the Account Party under any of the Material Contracts, (iii) notice of termination of any of the Material Contracts or Guaranteed Contracts after the date hereof, and (iv) notice of any default or event of default under any of the Guaranteed Contracts (including a description of the nature thereof and any action the defaulting party intends to take to remedy such event).  The obligations of the Account Party set forth in this Section 4.1 shall apply notwithstanding that the Credit Agreement may terminate.

SECTION 4.2.   Other Covenants.  The Account Party agrees that, until the Termination Date, it shall:

(a)                                 (i) (A) preserve, renew and keep in full force and effect its organizational existence and (B) take all reasonable actions to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect on the business, operations or financial condition of the Account Party and its Restricted Subsidiaries taken as a whole; and (ii) comply with all requirements of all applicable laws, rules, regulations and orders of any Governmental Authority except to the extent that failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect on the business, operations or financial condition of the Account Party and its Restricted Subsidiaries taken as a whole;

(b)                                 furnish to the Lender prompt notice of the occurrence of any Default or Event of Default promptly after any Responsible Officer of the Account Party obtains knowledge thereof;

(c)                                  upon the exercise by the Lender of any remedy pursuant to this Agreement or the other Credit Documents which requires any consent, approval, recording qualification or authorization of any Governmental Authority, the Account Party will execute and deliver, or will cause the execution and delivery by its Restricted Subsidiaries of, all applications, certifications, instruments and other documents and papers that the Lender may be required to obtain from the Account Party or any of its Restricted Subsidiaries for such governmental consent, approval, recording, qualification or authorization; and

(d)                                 cause the Obligations to constitute senior indebtedness (or the equivalent thereof) under each issue of Subordinated Indebtedness (as defined in the Credit Agreement).

SECTION 4.3.   Events of Default.  In case of the happening of any of the following events (each an “Event of Default”):

(a)                                The Account Party shall fail to pay any amounts as required by Section 3.2(a), in each case when due in accordance with the terms hereof, within three (3) Business Days after the Account Party shall have received notice from the Lender to pay the respective L/C Obligations;

(b)                                Any representation or warranty made or deemed made by the Account Party herein or in any other Credit Document or that is contained in any certificate, document or other statement furnished by it at any time under or in connection with this Agreement or any such other Credit Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made;

(c)                                 The Account Party shall fail to make any payment of any other amount hereunder (other than an amount referred to in paragraph (a) above or payments required by Section 3.2(a)), after the Account Party shall have received notice that the respective obligations are then due and payable, and such default shall continue unremedied for a period of five (5) Business Days;

(d)                                The Account Party shall default in the observance or performance of any other covenant or agreement contained in this Agreement or any other Credit Document (other than as provided in paragraphs (a) through (c) above), and such default shall continue unremedied for a period of 30 days after notice thereof from the Lender;

(e)                                 An Event of Default shall have occurred and be continuing under the Credit Agreement;

(f)                                  (i) The Account Party or any Restricted Subsidiary shall fail to pay any principal, interest or any other amount, regardless of amount (beyond the period of grace, if any, provided therein), due in respect of any indebtedness with an aggregate principal amount in excess of $50,000,000 (such indebtedness, “Material Indebtedness”), when and as the same shall become due and payable, or (ii) any other event or condition occurs, in any such case, that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, but after giving effect to any required lapse of time) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (ii) shall not apply to secured Material Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such indebtedness if such sale or transfer is permitted under the documents providing for such indebtedness;

(g)                                 (a)(i) A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that is for relief against the Account Party or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries that, when taken together, would constitute a Significant Subsidiary in an involuntary case; (ii) appoints a custodian of the Account Party or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries that, when taken together, would constitute a Significant Subsidiary for all or substantially all of the property of the Account Party or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries that, when taken together, would constitute a Significant Subsidiary; or (iii) orders the liquidation of the Account Party or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries that, when taken together, would constitute a Significant Subsidiary, and, in each of clauses (i), (ii) or (iii), the order or decree remains unstayed and in effect for at least 60 consecutive days; or (b) the Account Party or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries that, when taken together, would constitute a Significant Subsidiary, pursuant to or within the meaning of Bankruptcy Law (i) commences a voluntary case; (ii) consents to the entry of an order for relief against it in an involuntary case; (iii) consents to the appointment of a custodian of it or for all or substantially all of its property; (iv) makes a general assignment for the benefit of its creditors;

(h)                                Any of the Credit Documents, the Collateral Trust and Intercreditor Agreement, the Guaranty and Collateral Agreement or the Accession Agreement shall cease, for any reason (other than in accordance with the express terms thereof), to be in full force and effect, or the Account Party shall so assert, or the Security Documents (as defined in the Credit Agreement) are for any reason (other than in accordance with the express terms thereof) unenforceable with respect to any material portion of the Collateral;

(i)                                     One or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 (excluding therefrom any amount covered by insurance) shall be rendered against the Account Party or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, when taken together, would constitute a Significant Subsidiary or any combination thereof and the same shall remain undischarged for a period of at least 60 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Account Party or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted

Subsidiaries that, when taken together, would constitute a Significant Subsidiary to enforce any such judgment; provided that this clause (h) shall not apply to any Non-Recourse Debt of the Account Party and the Restricted Subsidiaries (except to the extent that the Account Party or any Restricted Subsidiary that is a Significant Subsidiary or any group of Restricted Subsidiaries that, when taken together, would constitute a Significant Subsidiary) that are not parties to such Non-Recourse Debt is then directly or indirectly liable, including pursuant to any contingent obligation, for any such Non-Recourse Debt that is Indebtedness for borrowed money thereunder and such liability, individually or in the aggregate, exceeds $50,000,000; or

(j)                                    A Change of Control shall occur;

then, and in every such event and at any time thereafter during the continuance of such event, the Lender may declare all Obligations outstanding under the Credit Documents to be forthwith due and payable in whole or in part, whereupon such Obligations so declared to be due and payable, together with accrued interest thereon and any unpaid accrued fees and all other liabilities of the Account Party accrued hereunder, shall be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived anything contained herein to the contrary notwithstanding.  It is understood that if any such event is an Event of Default specified in paragraph (g) above shall occur with respect to the Account Party, the actions specified above shall occur automatically and without any requirement of notice or otherwise.

ARTICLE V
CONDITIONS

SECTION 5.1.   Conditions to Initial Issuance of the Letter of Credit.  The obligation of the Lender to cause the Issuing Bank to issue the Letter of Credit on the Issuance Date is subject to the following conditions precedent and the conditions precedent set forth in Section 5.2:

(a)                                 Each of the representations and warranties contained in Article VI shall be true and correct in all material respects on and as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date; provided that to the extent such representation and warranty is qualified as to materiality, such representation and warranty shall be true and correct in all respects.

(b)                                 On the Effective Date and at the time of and immediately after the issuance of the Letter of Credit, no Default or Event of Default (each as defined in the Credit Agreement) and no Default or Event of Default hereunder shall have occurred and be continuing.

(c)                                  On the Effective Date, no breach or default under any of the Guaranteed Contracts shall have occurred and be continuing which would entitle the Beneficiary to make a Demand for Payment (as defined in the Letter of Credit).

(d)                                 The Account Party shall have delivered to the Lender the information contemplated by Section 3.1.

Any amendment or extension of the Letter of Credit shall be deemed to constitute a representation and warranty by the Account Party on the date of such amendment or extension as to the matters specified in paragraphs (a) and (b) of this Section 5.1.

SECTION 5.2.   Effective Date.  This Agreement shall become effective upon the satisfaction of the conditions set forth in Section 5.1 and the following conditions precedent (the “Effective Date”):

(a)                                 Lender shall have received this Agreement, executed and delivered by a duly authorized officer of the Account Party.

(b)                                 Lender shall have received the Accession Agreement, executed and delivered by duly authorized officers of the Account Party, the Subsidiaries of the Account Party who are party to the Collateral Trust and Intercreditor Agreement and the Collateral Trustee.

(c)                                  Lender shall have received an opinion, addressed to the Lender dated the Effective Date, from White & Case LLP, special New York counsel to the Account Party in substantially the form of Exhibit A hereto.

(d)                                 Lender shall have received from the Account Party, a closing certificate, dated the Effective Date, in substantially the form of Exhibit B hereto.

(e)                                  Lender shall have received the fees described in Section 3.7(e) that are due and payable on the Effective Date.

(f)                                   Lender shall have received reimbursement of all reasonable and documented out-of-pocket expenses (including the reasonable fees, disbursements and other charges of Locke Lord LLP as outside counsel to the Lender) invoiced one Business Day prior to the Effective Date and payable by the Account Party in connection with the transactions contemplated by this Agreement.

(g)                                  Lender shall have received all documentation and other information reasonably required by Lender and the Issuing Bank as required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the United States PATRIOT Act.

(h)                                 Lender shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of the Account Party, certified as of a recent date by the Secretary of State of the state of its organization, and a certificate as to the good standing of the Account Party as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of the Account Party dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the bylaws of the Account Party as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the Account Party authorizing the execution, delivery and performance of this Agreement and the Credit Documents to which such Person is a party and the provision of credit hereunder and thereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of the Account Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing this Agreement or any Credit Document or any other document delivered in connection herewith on behalf of the Account Party and its applicable Subsidiaries; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Lender may reasonably request.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

The Account Party represents and warrants to the Lender and the Issuing Bank on the Effective Date:

(a)                                 It is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware and has all necessary organizational powers and all government licenses, authorizations, consents and approvals required to carry on its business as now conducted, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

(b)                                 The execution, delivery and performance by it of this Agreement and the other Credit Documents to which it is a party are within its organizational powers, have been duly authorized by all necessary corporate action, require no approval, consent, exemption, authorization or other action by or in respect of, or filing with, any governmental body, agency or official and do not (i) contravene the terms of constituent documents of the Account Party, (ii) contravene, violate, or otherwise constitute a default under, any provision of applicable law or regulation or of constituent documents of the Account Party, or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Account Party, in each case under this clause (ii) in a manner that would reasonably be expected to have a Material Adverse Effect on the business, operations or financial condition of the Account Party and its Restricted Subsidiaries taken as a whole, or (iii) result in (except as contemplated by the Collateral Trust and Intercreditor Agreement and the related Security Documents (as defined in the Credit Agreement)) the creation or imposition of any Lien on any asset of the Account Party or any of its Restricted Subsidiaries.  The execution, delivery and performance of this Agreement and the Credit Documents, and the issuance of the Letter of Credit hereunder, do not, and will not, contravene, or constitute a default under, the Credit Agreement, any of the other Credit Documents (as defined in the Credit Agreement).

(c)                                  This Agreement and each Credit Document to which it is a party constitutes a legal, valid and binding obligation of the Account Party, enforceable against it in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws generally affecting creditor’s rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(d)                                 No Default or Event of Default (each as defined in the Credit Agreement), no Default or Event of Default hereunder has occurred and is continuing or would result from the consummation of the transactions contemplated hereby.

(e)                                  That, on the Effective Date only, (i) the fair value of the property of the Account Party and its Restricted Subsidiaries, taken as a whole, on a consolidated basis is greater than the total amount of its liabilities, including, without limitation, contingent liabilities that are probable and estimatable, of the Account Party and its Restricted Subsidiaries, taken as a whole, on a consolidated basis, (ii) the present fair salable value of the assets of the Account Party and its Restricted Subsidiaries, taken as a whole, on a consolidated basis is not less than the amount that will be required to pay the probably liability of the Account Party and its Restricted Subsidiaries,

taken as a whole, on a consolidated basis on their debts as they become absolute and matured taking into account the possibility of refinancing such obligations and selling assets, (iii) the Account Party and its Restricted Subsidiaries, taken as a whole, on a consolidated basis do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature, taking into account the possibility of refinancing such obligations and selling assets and (iv) the Account Party and its Restricted Subsidiaries are not engaged in business or a transaction, and is not about to engage in business or a transaction, for which their property would constitute an unreasonably small capital.

(f)                                   (i) The audited consolidated balance sheet of the Account Party at December 31, 2013 and the related consolidated statements of income and cash flows and changes in shareholders’ equity of the Account Party for the period ended on such date and (ii) the unaudited consolidated balance sheet of the Account Party at March 31, 2014 and the related unaudited consolidated statements of income and cash flows and changes in shareholders’ equity of the Account Party for the period ended on such date, in each case furnished to Lender on or prior to the Effective Date, present fairly in all material respects the consolidated financial position of the Account Party as of such date.  All such financial statements have been prepared in accordance with GAAP consistently applied except to the extent provided in the notes to said financial statements and subject, in the case of the unaudited financial statements, to normal year-end audit adjustments and the absence of footnotes.

(g)                                  Since December 31, 2013, no event, change or condition has occurred that has had, or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

ARTICLE VII
MISCELLANEOUS

SECTION 7.1.   Method of Communication.  Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing.  Any notice shall be effective if delivered by hand delivery or sent via electronic mail (including a .pdf copy), recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (a) on the date of delivery if delivered by hand or sent by electronic mail (including a .pdf copy), (b) on the second Business Day if sent by recognized overnight courier service and (c) on the third Business Day following the date sent by certified mail, return receipt requested.

SECTION 7.2.   Notices.  Notices to any party, including electronic mail, shall be sent to it at the following addresses, or any other address as to which the other party is notified in writing.

If to the Account Party:	Dynegy Inc.
601 Travis Street, Suite 1400
Houston, Texas 77002
Attn: General Counsel
Telephone: (713) 504-6400
Email: Catherine.Callaway@dynegy.com

If to the Lender:	Macquarie Energy LLC
One Allen Center, Level 31
Houston, Texas 77002
Attention: Legal Risk Management Division
Telephone: 713-275-6100
Email: FICCLegalHouston@macquarie.com

SECTION 7.3.   Amendments and Waivers.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Account Party and Lender.

SECTION 7.4.   Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.5.   Integration.  This Agreement represents the complete agreement of the Account Party, the Issuing Bank and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender, the Issuing Bank or the Account Party relative to subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents. In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail.

SECTION 7.6.   No Waiver; Cumulative Remedies.  Except as otherwise expressly set forth herein, no failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder or under the other Credit Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

SECTION 7.7.   Payment of Expenses; Indemnity.  The Account Party will (a) pay all reasonable and documented out-of-pocket expenses (including without limitation, reasonable and documented fees and disbursements of one primary counsel, and additional special or local counsel to the extent reasonably necessary) incurred by the Lender and the Issuing Bank in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Credit Documents and any waiver, amendment or consent by the Issuing Bank or the Lender relating to this Agreement or any other Credit Document and (ii) the administration and enforcement of any rights and remedies under this Agreement or any other Credit Document, and (b) defend, indemnify and hold harmless the Lender and each of its Related Persons, from and against any losses, penalties, fines, liabilities, judgments, settlements, damages, costs and expenses, suffered on or after the Effective Date by any such Person in connection with any claim, investigation, litigation or other proceeding (whether or not any such Person is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with this Agreement, the Letter of Credit or any other Credit Document, including without limitation, reasonable and documented fees and disbursements of one primary counsel, and additional special or local counsel to the extent reasonably necessary, to the Lender, except to the extent that any of the foregoing are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of the party seeking indemnification therefor.

SECTION 7.8.   Waiver of Consequential Damages, Etc.  To the extent permitted by applicable law, each party hereto shall not assert, and hereby waives, any claim against the other party hereto and any of its Related Persons, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Letter of Credit or the use of the proceeds thereof.  The foregoing does not in any way limit the indemnification obligations of the Account Party set forth in Section 7.7 hereof.

SECTION 7.9.   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Account Party, the Issuing Bank and the Lender and their respective successors and assigns, except that the Account Party may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender and the Lender or the Issuing Bank may not assign or transfer any of its rights under this Agreement without the prior written consent of the Account Party.

SECTION 7.10.   Waivers of Jury Trial.  THE ACCOUNT PARTY, THE ISSUING BANK AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY LETTER OF CREDIT OR OTHER CREDIT DOCUMENT AND FOR ANY COUNTERCLAIM HEREIN OR THEREIN.

SECTION 7.11.   Set-off.  In addition to any rights and remedies of the Lender provided by law, upon the occurrence and during the continuance of an Event of Default, the Lender shall have the right, without prior notice to the Account Party (any such notice being expressly waived by the Account Party to the extent permitted by applicable law), upon any amount becoming due and payable (after all applicable grace periods have expired) by the Account Party hereunder (whether by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (including, but not limited to, general or special, time or demand, provisional or final, but excluding fiduciary accounts), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any branch or agency thereof to or for the credit or the account of the Account Party.  The Lender agrees to notify promptly the Account Party after any such setoff and application made by it; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 7.12.   Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by PDF (or similar file) by electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 7.13.   Section Headings.  The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

SECTION 7.14.   Register.  The Account Party shall maintain a register for the recordation of the name and address of the Issuing Bank, and the amounts of and interest on the L/C Obligations owing to, the Lender or any Issuing Bank pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and the Account Party, the Lender and the Issuing Banks shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as an Issuing Bank hereunder for all purposes of this Agreement.  The Register shall be available for inspection by any Issuing Bank, at any reasonable time and from time to time upon reasonable prior notice.

SECTION 7.15.   Submission to Jurisdiction.  Each of the parties hereto hereby irrevocably and unconditionally:

(a)                                 submits for itself and its property in any legal action or proceeding relating to this Agreement or any of the other Credit Documents, or for recognition and enforcement of any judgment in respect thereof, to, subject to Section 7.15(d) below, the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)                                 consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)                                  agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address referred to in Section 7.2; and

(d)                                 agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding relating to this Agreement or the Credit Documents in the courts of any other jurisdiction.

SECTION 7.16.   Governing Law.  This Agreement shall be governed by the law of the State of New York.

SECTION 7.17.   USA PATRIOT Act.  The Lender hereby notifies the Account Party that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “PATRIOT Act”), it is, and certain of its Affiliates are, required to obtain, verify and record information that identifies the Account Party, which information includes the name and address of the Account Party and other information that will allow such Persons to identify the Account Party in accordance with the PATRIOT Act.

SECTION 7.18.   Survival.  The agreements and obligations contained in Section 3.7, Section 3.9, Section 7.7, Section 7.8, Section 7.10, Section 7.15, Section 7.16, this Section 7.18 and Section 7.19 shall survive the termination of this Agreement and any other Credit Document.

SECTION 7.19.  Confidentiality.  Each of the Lender and the Issuing Bank agree that it will not disclose (without the prior written consent of the Account Party) (other than to its employees, agents, representatives, auditors, advisors or counsel, its Affiliates involved in the transactions hereunder or the administration of this Agreement on a “need to know” basis; provided such Persons shall be subject to the provisions of this Section 7.19 to the same extent as the Lender and the Issuing Bank) any information with respect to the Account Party or any of its subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document; provided that the Lender and the Issuing Bank may disclose any such information (i) as has become generally available to the public other than by virtue of a breach of this Section 7.19, (ii) as may be required in any report, statement or testimony submitted to any municipal, state or Federal regulatory body having or claiming to have jurisdiction over it or to the Federal Reserve Board or the Federal Deposit Insurance Corporation or similar organizations (whether in the United States or elsewhere) or their successors (provided that, except with respect to disclosures to supervisory or regulatory authorities having jurisdiction over it, the Lender or the Issuing Bank, as applicable, shall give the Account Party prompt notice of such disclosure to the extent permitted by law, rule or regulation), (iii) as may be required in respect to any summons or subpoena or in connection with any litigation (provided that the applicable Lender or Issuing Bank shall give the Account Party prompt notice of such disclosure to the extent permitted by law, rule or regulation), (iv) in order to comply with any law, order, regulation or ruling applicable to the Lender or the Issuing Bank or as requested by a Governmental Authority (provided that, except with respect to disclosures to supervisory or regulatory authorities having jurisdiction over the Lender or the Issuing Bank, the Lender or the Issuing Bank, as applicable, shall give the Account Party prompt notice of such disclosure to the extent permitted by law, rule or regulation), (v) to the extent such information is received by the Issuing Bank or the Lender from a third party that is not known by the Issuing Bank or the Lender to be subject to confidentiality arrangements to the Account Party or any of its Subsidiaries, (vi) to the Collateral Trustee, (vii) for purposes of establishing a “due diligence” defense and (viii) solely to the extent that such information is independently developed by the Issuing Bank or the Lender without any confidential information provided by (or on behalf of) the Account Party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

DYNEGY INC., as Account Party

By:	/s/ Clint C. Freeland
Name:	Clint C. Freeland
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Dynegy LC Reimbursement Agreement]

MACQUARIE BANK LIMITED, as Issuing Bank

(Signed in London, POA Ref #938 dated 22nd November 2012)	By:	/s/ Michael Orefice
	Name:	Michael Orefice
	Title:	Managing Director

/s/ Frederick Foo
Frederick Foo
Associate Director

MACQUARIE ENERGY LLC, as Lender

	By:	/s/ Nicholas O’Kane
	Name:	Nicholas O’Kane
	Title:	President

/s/ Patricia E. Haule
Patricia E. Haule
Division Director

[Signature Page to Dynegy LC Reimbursement Agreement]

Schedule A

Wire Instructions

For Lender:

Account Holding Institution: Macquarie Bank Limited, Sydney

SWIFT: MACQAU25

Beneficiary: Macquarie Energy LLC

Beneficiary Account Number:  CN04288999

Exhibit A

[Form of Legal Opinion]

[See Attached]

, 2014

To:                                 Macquarie Energy LLC (the “Lender”) as the Lender party to that certain Letter of Credit Reimbursement Agreement, dated as of the date hereof (the “Reimbursement Agreement”), among Dynegy Inc., Macquarie Bank Limited, as the Issuing Bank, and the Lender.

Ladies and Gentlemen:

We have acted as New York counsel to Dynegy Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company identified on Part I of Schedule A hereto (the “DE Corporate Opinion Parties”), the Subsidiaries of the Company identified on Part II of Schedule A hereto (the “Other Corporate Opinion Parties” and, together with the DE Corporate Opinion Parties, the “Corporate Opinion Parties”), the subsidiaries of the Company identified on Part I of Schedule B hereto (the “DE LLC Opinion Parties”), the Subsidiaries of the Company identified on Part II of Schedule B hereto (the “Other LLC Opinion Parties” and (i) together with the DE LLC Opinion Parties, the “LLC Opinion Parties” and (ii) together with the Other Corporate Opinion Parties, the “Other Opinion Parties”) and the subsidiaries of the Company identified on Schedule C hereto (the “DE LP Opinion Parties” and (i) together with the DE Corporate Opinion Parties, the DE LLC Opinion Parties, and the Company, the “DE Opinion Parties” and (ii) together with the Company, the Corporate Opinion Parties and the LLC Opinion Parties, the “Opinion Parties”, and each, individually, an “Opinion Party”) in connection with the execution and delivery on the date hereof of each document listed on Schedule D hereto (collectively, the “Transaction Documents” and each a “Transaction Document”).  This opinion is being delivered pursuant to Section 5.2(c) of the Reimbursement Agreement.  Unless otherwise defined herein (including Annexes and Schedules hereto), capitalized terms used herein shall have the meanings set forth in the Reimbursement Agreement.

In connection with this opinion, we have examined executed originals or copies certified to our satisfaction of each Transaction Document and such other agreements, documents, certificates and other statements of government officials and corporate officers of each Opinion Party, and such other documents, records and papers, in each case as we have deemed necessary or appropriate as a basis for this opinion.

In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to authentic original documents of all documents submitted to us as certified, conformed, facsimile or photostatic copies.  In addition, we have relied, to the extent we deemed appropriate, upon (and assumed the accuracy of) certificates of governmental officials and appropriate officers and representatives of the Opinion Parties and upon representations and warranties made in the Transaction Documents, in each case with respect to the accuracy of factual matters contained therein.  We have not independently verified such factual matters.  We have also assumed, for purposes of the opinions expressed herein, that (t) each party to each of the Transaction Documents, other than the DE Opinion Parties, is duly incorporated or organized as a corporation, limited liability company or limited partnership, as the case may be, and is validly existing and in good standing under the laws of its respective jurisdiction of incorporation, organization or formation, (u) each party to each of the Transaction Documents, other than the DE Opinion Parties, has the power and authority to enter into and perform its obligations under each Transaction Document, and each natural person signing any documents (on its own behalf or on behalf of any party thereto) has the legal capacity to do so, (v) each Transaction Document has been duly authorized, executed and delivered by each party to such Transaction Document, other than the DE Opinion Parties, and all other legal requirements that are applicable to each such party, other than the DE Opinion Parties, to the extent necessary to make such Transaction Document enforceable have been satisfied, (w) each Transaction Document constitutes the valid and binding obligation of each party thereto (other than the Opinion Parties) enforceable against such party in accordance with its terms and that the terms of each Transaction Document that is not governed by the law of the State of New York have the same meaning under the law governing such Transaction Document as they would under the law of the State of New York and that each such Transaction Document would be construed under its governing law in the same manner as it would be under the law of the State of New York, (x) the execution, delivery and performance of the Transaction Documents, in each case by the Opinion Parties does not violate (i) any agreement, contract or instrument to which any Opinion Party is a party to or otherwise subject to (other than the Transaction Documents and, to the extent expressly set forth in paragraph 7(b) below, the organizational documents of the DE Opinion Parties), (ii) any order, writ, injunction or decree of any Governmental Authority or (iii) any laws, other than the Applicable Laws (as defined below), (y) there are no agreements or other arrangements that modify or supersede any of the terms of the Transaction Documents and (z) all authorizations, approvals and consents of, and all filings or registrations with, any Governmental Authority required under the laws of any jurisdiction for the execution, delivery and performance of the Transaction Documents, in each case have been obtained or made and are in full force and effect (provided, however, that the assumption in this clause (z) is not made in respect of any such action which is expressly addressed in our opinion in paragraph 8 below).

We have also assumed that (i) each party to each agreement listed on Part I of Schedule E attached hereto (each, an “LLC Agreement”) had full power and authority or legal capacity to execute and deliver the LLC Agreement to which it is a party and perform its obligations thereunder, (ii) each party to each agreement listed on Part II of Schedule E attached hereto (each, an “LP Agreement”) had full power and authority or legal capacity to execute and deliver the LP Agreement to which it is a party and perform its obligations thereunder, (iii) each person who has signed the Certificate of Formation, Articles of Organization or Certificate of Limited Partnership of each LLC Opinion Party and each LP Opinion Party, as applicable, had full power or legal capacity and authority to sign and file the same, (iv) each LLC Agreement and each LP Agreement has been duly executed and delivered by the parties thereto and is a valid, binding and enforceable agreement under Delaware law, (v) the construction and interpretation of the terms of each LLC Agreement and each LP Agreement under Delaware contract law is the same as it would be under New York law (although we note that such construction and interpretation under Delaware contract law may in fact differ from that under New York contract law), (vi) each LLC Agreement in the form attached to that certain Responsible Officers’ Certificate dated as of the date hereof provided to us by the Opinion Parties and reviewed by us is the sole document constituting a “limited liability company agreement” as such term is used in the Delaware Limited Liability Company Act (the “DLLCA”) as in effect on the date hereof and on the date on which there occurred any action or transaction by the relevant Opinion Party relevant to this opinion and as to which such LLC Agreement is applicable and there are no amendments thereto that have not been furnished to us and (vii) each LP Agreement in the form attached to that certain Responsible Officers’ Certificate dated as of the date hereof provided to us by the Opinion Parties and reviewed by us is the sole document constituting a “partnership agreement” as such term is used in the Delaware Revised Uniform Limited Partnership Act (the “DRULPA”) as in effect on the date hereof and on the date on which there occurred any action or transaction by the relevant Opinion Party relevant to this opinion and as to which such LP Agreement is applicable and there are no amendments thereto that have not been furnished to us.

Based upon the foregoing, and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that as of the date hereof:

1.                                      Each DE Corporate Opinion Party is a corporation validly existing and in good standing under the laws of the State of Delaware.

2.                                      Each DE LLC Opinion Party is a limited liability company validly existing and in good standing under the laws of the State of Delaware.

3.                                      Each DE LP Opinion Party is a limited partnership validly existing and in good standing under the laws of the State of Delaware

4.                                      Each DE Opinion Party has the corporate, limited liability company or partnership, as applicable, power and authority to enter into, and perform its obligations and to incur liabilities under, each of the Transaction Documents to which it is a party.

5.                                      Each Transaction Document has been duly authorized, executed and delivered by each of the DE Opinion Parties party thereto to the extent such authorization, execution and/or delivery is governed by Applicable Laws (as defined below).

6.                                      Each Transaction Document constitutes a valid and binding agreement of each of the Opinion Parties party thereto enforceable against each of them in accordance with its terms.

7.                                      (a) The execution, delivery and performance of obligations by each Opinion Party of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby do not in the case of each such Opinion Party violate any New York State or Federal law, statute, rule or regulation.

(b)  The execution, delivery and performance of obligations by each DE Opinion Party of the Transaction Documents to which it is a party and the consummation of the transactions contemplated thereby do not in the case of each such DE Opinion Party violate (i) such DE Opinion Party’s organizational documents or (ii) the General Corporation Law of the State of Delaware (as in effect on the date hereof, the “DGCL”), the DLLCA or the DRULPA.

The laws, statutes, rules and regulations referred to in preceding clauses (a) and (b), in each case to the extent covered by this opinion and which, in our experience, are normally applicable to general business entities with respect to transactions of the type contemplated by the Transaction Documents are herein collectively referred to as “Applicable Laws” (it being understood that for purposes of such preceding clauses (a) and (b), we are not passing upon compliance with respect to antifraud or similar provisions of any law, statute, rule or regulation).

8.                                      No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any New York or Federal governmental agency or body or any court under any Applicable Law is required of any Opinion Party to authorize, or is required of any Opinion Party in connection with, (i) the execution, delivery and performance by any Opinion Party of any Transaction Document to which it is a party, or (ii)  the validity, binding effect or enforceability against any Opinion Party of any Transaction Document, in each case, except (x) as have been obtained or made on or prior to the date hereof or (y) such filings as may be required for the perfection of security interests granted pursuant to the Guarantee and Collateral Agreement and the other Security Documents and actions and filings which may be required under any laws, regulations or governmental requirements (other than the Applicable Laws) and as to which we express no opinion.

Our opinions above are subject to the following qualifications and assumptions:

A.                                    We do not express or purport to express any opinion with respect to laws other than (x) the laws of the State of New York and the federal laws of the United States which in our experience are generally applicable to transactions of the type contemplated by the Transaction Documents and (y) with respect to our opinions set forth in paragraphs 1 through 5 and 7(b) above, the DGCL, the DLLCA and the DRULPA (as in effect on the date hereof).  The opinions expressed above are limited to the matters stated herein, and no opinion is implied or may be inferred beyond those expressly stated herein.

B.                                    Insofar as our foregoing opinions relate to the enforceability of any provision of the Transaction Documents, such opinions are subject to (i) applicable bankruptcy, insolvency, receivership, conservatorship, liquidation, reorganization, moratorium, fraudulent transfer and other laws affecting the enforcement of creditors’ rights generally and (ii) the application of general principles of equity (whether applied by a court in equity or at law), including, without limitation, (x) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (y) concepts of materiality, reasonableness, good faith and fair dealing in the performance and enforcement of contracts.

C.                                    In connection with our opinions set forth herein, (i) such opinions are limited to the extent that a U.S. Federal court may not give effect to (x) the waiver of any objection to the laying of venue and of any claim of forum non conveniens and (y) the forum selection provisions contained in each Transaction Document, (ii) no opinion is being expressed with respect to subject matter jurisdiction of any United States Federal court and (iii) no opinion is being expressed as to the effectiveness of (w) any waiver (whether or not stated as such) under any Transaction Document of, or any consent thereunder relating to, unknown future rights or the rights of any party thereto existing, or duties owing to it, as a matter of law, to the extent that such rights cannot be waived under applicable law, (x) the enforceability of any Transaction Document against any Opinion Party following the occurrence of any facts or circumstances after the date hereof that would constitute a defense to the obligation of a surety, unless such defense has been waived effectively by such Opinion Party, (y) any waivers or variations of rights of a debtor, including a guarantor, or duties of a secured party under provisions referred to in Section 1-102(3) or 9-602 of the New York Uniform Commercial Code (the “New York UCC”), and (z) any provision of the Transaction Documents that is intended to establish any standard that is manifestly unreasonable as the measure of performance by any party thereto of such party’s obligations under the New York UCC of good faith, due diligence, reasonableness or care or the fulfillment of the duties imposed on any secured party by the New York UCC with respect to the maintenance, disposition or redemption of collateral, accounting for surplus proceeds of collateral or accepting collateral in discharge of liabilities.

D.                                    We express no opinion as to (i) any indemnification, exculpation, contribution or limitation of liability provisions in the Transaction Documents to the extent the rights provided for therein are violative of any law, rule or regulation or public policy relating thereto; (ii)  any provision of the Transaction Documents specifying that provisions thereof may only be waived in writing, to the extent that an oral agreement or implied agreement by trade practice or course of conduct has been created modifying any provision of such agreement; (iii) any provision of the Transaction Documents relating to judgment currency, including any indemnity against loss in converting into a specified currency the proceeds or amounts of a court judgment in another currency; (iv) any right of set-off provided for in the Transaction Documents; (v) any provisions of the Transaction Documents that purport to establish (or may be construed to establish) evidentiary standards; (vi) any provisions of the Transaction Documents which constitute an agreement of the parties to agree at a future time; (vii) any document that is incorporated or referred to in any Transaction Document and that is not itself a Transaction Document;  (viii) any non English terms or phrases or any provision that incorporates or uses such terms or phrases; (ix) any provision of any Transaction Document stating that the partial invalidity of one or more provisions of such Transaction Document shall not invalidate the remaining provisions thereof; (x) any provisions of the Transaction Documents appointing attorneys in fact or conferring powers of attorney or providing similar authorizations or powers; (xi) any provisions of the Transaction Documents stating that any determination will be conclusive or binding; or (xii) any provisions of the Transaction Documents stating that such documents may be modified or amended without the consent of the Opinion Parties party thereto.

E.                                     We wish to point out that the laws of the State of New York generally impose an obligation of good faith and fair dealing in the performance and enforcement of contracts.

F.                                      We express no opinion as to the enforceability of any restrictions in the Transaction Documents on the transfer by an Opinion Party of its rights under the Transaction Documents.

G.                                    We express no opinion as to any provisions of the Transaction Documents that provide that the assertion or employment of any right or remedy shall not prevent the concurrent assertion or employment of any other right or remedy, or that each and every remedy shall be cumulative and in addition to every other remedy or that any delay or omission or exercise any right or remedy shall not impair any other right or remedy or constitute a waiver thereof.

H.                                   We express no opinion with respect to: (i) the securities laws or regulations of the United States or any of its states, including, without limitation, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended and Regulations T, U and X of the Board of Governors of the Federal Reserve Board issued thereunder, (ii) federal or state antitrust or unfair competition laws or regulations, (iii) federal or state pollution or environmental laws or regulations, (iv) federal or state tax laws, rules or regulations, (v) federal or state banking or insurance laws or regulations, (vi) the Federal Power Act (the “FPA”), and the regulations implementing the FPA, all rules and regulations promulgated under any of the foregoing statutes, the rules, regulations and policies of the Federal Energy Regulatory Commission and any other Federal or any state or local regulatory authority, and all other Federal, state and local laws, orders, regulations, licensing requirements and policies regulating public utilities, electric utilities or energy facilities or services (and including, without limitation, any requirement under any such Federal, state or local law or regulation that any Opinion Party obtain any consent, approval, authorization or order in order to enter into the Transaction Documents and perform the transactions contemplated thereby or the effect of any failure to obtain any such consent, approval, authorization or order), (vii) the Commodity Exchange Act, as amended, and regulations thereunder, (viii) pension or employee benefit laws or regulations, including the Employee Retirement Income Security Act of 1974, as amended, (ix) federal and state laws and regulations concerning filing and notice requirements (such as the Hart-Scott-Rodino Antitrust Improvements Act of 1986, as amended, and the Exon-Florio Act, as amended), (x) compliance with fiduciary duty requirements, (xi) fraudulent transfer and fraudulent conveyance laws, (xii) federal patent, copyright or trademark, state trademark, or other federal or state intellectual property laws or regulations, (xiii) federal or state health and safety laws or regulations, (xiv) federal or state labor laws or regulations, (xv) federal or state laws, regulations or policies relating to national or local emergencies, (xvi) possible judicial deference to acts of sovereign states, (xvii) criminal and civil forfeiture laws, (xviii) statutes, ordinances, administrative decisions, rules or regulations of counties, towns, municipalities or special political subdivisions (whether created or enabled through legislative action at the federal, state or regional level), (xix) federal or state laws, rules or regulations relating to zoning, land use, building or construction, (xx) the Foreign Corrupt Practices Act, (xxi) the USA PATRIOT Act (Title III of Public L. 107-56) or other anti-money laundering laws and regulations, (xxii) federal and state racketeering laws and regulations (e.g., RICO), (xxiii) the Trading with the Enemy Act, the International Emergency Economic Powers Act or other similar laws and regulations issued thereunder, including the Foreign Assets Control Regulations, (xxiv) any anti-terrorism law and any anti-terrorism order, including Executive Order No. 13224 on Terrorism Financing, effective September 24, 2001 and the USA PATRIOT Act (individually and together, the “Anti-Terrorism Law”) as amended, all rules and regulations promulgated thereunder and all Federal, state and local laws, statutes, ordinances, orders, governmental rules, regulations, licensing requirements and policies relating to the Anti-Terrorism Law, including, without limitation, the importation, transportation, manufacturing, dealing, purchase, use or storage of explosive materials, (xxv) any laws, regulations, directives and executive orders that prohibit or limit the enforceability of obligations based on attributes of the party seeking enforcement, (xxvi) title to any property, (xxvii) state laws or regulations, whether statutory or judicially made, that relate to or establish the requirements for the due execution and delivery of mortgages on real property or other recorded instruments pertaining to real property, (xxviii) except for usury statutes to the extent specifically provided for in paragraph 2 on Annex I hereto, federal and state statutes of general application to the extent they provide for criminal prosecution (e.g., mail fraud and wire fraud statutes), (xxix) the effect of any law, regulation or order which hereafter becomes effective, (xxx) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Pub. L. 111-203) as amended from time to time and any rules, regulations and other official acts promulgated thereunder from time to time or (xxxi) judicial decisions to the extent that they deal with any of the foregoing.

I.                                        We express no opinion as to any provisions of the Transaction Documents providing for forfeitures or the recovery of, or securing, amounts deemed to constitute penalties, or for liquidated damages, acceleration of future amounts due (other than principal) without appropriate discount to present value, late charges, prepayment charges and make-whole premiums, default interest and other economic remedies to the extent such provisions are deemed to constitute penalties.

J.                                        We express no opinion as to the enforceability of any Transaction Document other than (and subject to the other qualifications and limitations set forth herein) to the extent set forth in paragraph 6 above.

K.                                   We express no opinion as to the creation, attachment or perfection of any security interest or lien that may be created under any of the Transaction Documents.

L.                                     We call to your attention that federal courts located in New York could decline to hear a case on grounds of forum non conveniens or any other doctrine limiting the availability of the courts in New York as a forum for the resolution of disputes not having sufficient nexus to New York and we express no opinion as to any waiver of rights to assert the applicability of forum non conveniens doctrine or any such other doctrine.

M.                                 We express no opinion as to the choice of governing law except for the choice of the law of the State of New York and only to the extent that the legality, validity, binding effect or enforceability of any such choice is to be determined by a court of the State of New York or a United States federal court sitting in The City of New York and applying the law of the State of New York and subject to the terms of the immediately succeeding sentence. Insofar as our opinion concerns the provisions of the Transaction Documents specifying the law of the State of New York as the law governing the Transaction Documents such opinion is made in reliance on Section 5-1401 of the New York General Obligations Law and is subject to the provisions of Subdivision 2 of Section 1-105 of the New York UCC.  You should note that the application of New York law pursuant to Section 5-1401 of the New York General Obligations Law to a transaction having no nexus, or minimal nexus, with the State of New York may be subject to constitutional limitations. Insofar as our opinion in paragraph 6 above concerns the enforceability of any provision of the Transaction Documents providing for the submission to the jurisdiction of the courts of the State of New York, such opinion is made in reliance on Section

5-1402 of the New York General Obligations Law and Section 327(b) of the New York Civil Practice Law and Rules.

N.                                    We express no opinion as to the effect on the opinions set forth herein of (i) any failure by any party to comply with laws and regulations pertaining to banks, trustees or other financial institutions or affiliates thereof, if applicable, or other laws or regulations applicable to any party by reason of such party’s status or the nature of its business or assets or (ii) the failure of any party to a Transaction Document to be authorized to conduct business in any jurisdiction.

O.                                    Our opinions with respect to good standing set forth in paragraphs 1 through 3 above are based solely upon our review of certificates of good standing of recent date received from the Secretary of State of the State of Delaware and only speak as of the respective dates of such certificates.

P.                                      Our opinions herein are also subject to the effect of applicable law that may limit the enforceability of, or render ineffective, certain of the remedial or procedural provisions contained in the Transaction Documents, although the inclusion of such provisions does not (to the extent the enforceability thereof is covered by our opinions herein and subject to the other qualifications set forth herein) make the remedies afforded by the Transaction Documents  (taken as a whole) inadequate for the practical realization of the principal benefits intended to be afforded thereby.

Q.                                    We express no opinion on any provision of the Transaction Documents that incorporates by reference the provisions of another agreement except to the extent such agreement is an Transaction Document and any opinions with respect thereto are expressly provided herein.

R.                                    Our opinions are also subject to the qualifications and assumptions set forth on Annex I attached hereto.

The opinions expressed above are as of the date hereof only, and we express no opinion as to, and assume no responsibility for, the effect of any fact or circumstance occurring, or of which we learn, subsequent to the date of this letter, including, without limitation, legislative and other changes in the law or changes in circumstances affecting any party.  We assume no responsibility to update this letter for, or to advise you of, any such facts or circumstances of which we become aware, regardless of whether or not they affect the opinions expressed herein.

This letter is provided to you in connection with the transactions contemplated by the Transaction Documents and may not be relied upon by you for any other purpose.  This letter may not be relied upon by, or furnished or disclosed to, any other person, or filed with any governmental agency without, in each instance, our prior written consent; provided, however, that copies of this opinion letter may be furnished to, but may not be relied upon by, (x) your successors and permitted assigns under the Reimbursement Agreement, (y) your auditors and bank examiners in connection with their audit and examination functions and (z) any person to whom disclosure is required to be made by law or court order. Our consent to disclosure to the persons referred to in the foregoing proviso is given on the basis that (i) such disclosure (and any disclosure made pursuant to clause (iii) below) is made solely to enable the persons to whom disclosure is made to be informed that an opinion has been given and to be made aware of its terms but not for the purpose of reliance by them on this opinion letter, (ii) we do not assume any duty or liability to such persons and (iii) such persons shall not further disclose this opinion letter except as permitted by subclause (z) of the foregoing proviso or to auditors and bank examiners of such persons in connection with their audit and examination functions.

This opinion letter shall be understood and interpreted in accordance with the customary practice of lawyers in New York who regularly give, and lawyers who on behalf of their clients regularly advise opinion recipients regarding, opinions in transactions of the type contemplated by the Transaction Documents.

Very truly yours,

[ELB/DEJ/RMG/PD]

ANNEX I

General Qualifications

Our opinions in the letter to which this Annex I is attached are subject to each of the qualifications set forth in this Annex I.

1.                                      Other Common Qualifications.  Each of our opinions is subject to the effect of rules of law that:

(a)                                 limit or affect the enforcement of provisions of a contract that purport to waive, or to require waiver of, the obligations of good faith, fair dealing, diligence and reasonableness;

(b)                                 provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected;

(c)                                  limit the availability of a remedy under certain circumstances where another remedy has been elected;

(d)                                 provide a time limitation after which a remedy may not be enforced;

(e)                                  limit the right of a creditor to use force or cause a breach of the peace in enforcing rights;

(f)                                   relate to the sale or disposition of collateral or the requirements of a commercially reasonable sale;

(g)                                  may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential part of the agreed exchange;

(h)                                 govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys’ fees and other costs; and/or

(i)                                     may render guarantees or similar instruments or agreements unenforceable under circumstances where actions, failures to act or waivers, amendments or replacement of the Transaction Documents (i) so radically change the essential nature of the terms and conditions of the guaranteed obligations and the related transactions that, in effect, a new relationship has arisen between the Company and the other parties to the Transaction Documents which is substantially and materially different from that presently contemplated by the Transaction Documents or (ii) impair the guarantor’s recourse against the primary obligor.

2.                                      Usury Qualification.  We express no opinion with regard to usury or other laws limiting or regulating the maximum amount of interest that may be charged, collected, received or contracted for, other than the internal laws of the State of New York and, without limiting the foregoing, we expressly disclaim any opinions as to the usury or other such laws of any other jurisdiction (including laws of other states made applicable through principles of federal preemption or otherwise) which may be applicable to the transactions contemplated by the Transaction Documents.

2

SCHEDULE A

Corporate Opinion Parties

Part I

Name of Opinion Party	Type of Organization	Jurisdiction of Organization	Organizational Identification Number
Black Mountain CoGen, Inc.	Corporation	Delaware	2311742
Dynegy Power Generation Inc.	Corporation	Delaware	4090242
Sithe Energies, Inc.	Corporation	Delaware	2201629
Dynegy Global Liquids, Inc.	Corporation	Delaware	2656710
Dynegy Administrative Services Company	Corporation	Delaware	2982882

Part II

Name of Opinion Party	Type of Organization	Jurisdiction of Organization	Organizational Identification Number
Dynegy Operating Company	Corporation	Texas	0027910700
Illinova Corporation	Corporation	Illinois	57553332

SCHEDULE B

LLC Opinion Parties

Part I

Name of Opinion Party	Type of Organization	Jurisdiction of Formation	Organizational Identification Number
Dynegy Gas Investments Holdings, LLC	Limited Liability Company	Delaware	5007705
Dynegy Power, LLC	Limited Liability Company	Delaware	2197182
Blue Ridge Generation LLC	Limited Liability Company	Delaware	3394600
Casco Bay Energy Company, LLC	Limited Liability Company	Delaware	2617110
Dynegy Equipment, LLC	Limited Liability Company	Delaware	3113239
Dynegy Kendall Energy, LLC	Limited Liability Company	Delaware	2961927
Dynegy Morro Bay, LLC	Limited Liability Company	Delaware	2822063
Dynegy Moss Landing, LLC	Limited Liability Company	Delaware	2822064
Dynegy Oakland, LLC	Limited Liability Company	Delaware	2822062
Dynegy South Bay, LLC	Limited Liability Company	Delaware	2966275
Ontelaunee Power Operation Company, LLC	Limited Liability Company	Delaware	3847428
Sithe/Independence LLC	Limited Liability Company	Delaware	2222592
Dynegy Marketing and Trade, LLC	Limited Liability Company	Delaware	4621534
Dynegy Gas Investments, LLC	Limited Liability Company	Delaware	5000911
Dynegy Coal Holdco, LLC	Limited Liability Company	Delaware	4995449
Dynegy Coal Investments Holdings, LLC	Limited Liability Company	Delaware	5007701

Dynegy Midwest Generation, LLC	Limited Liability Company	Delaware	4999472
Havana Dock Enterprises, LLC	Limited Liability Company	Delaware	3379309
Dynegy Coal Trading & Transportation, L.L.C.	Limited Liability Company	Delaware	3159583
Dynegy Gas Imports, LLC	Limited Liability Company	Delaware	4322037
Dynegy GasCo Holdings, LLC	Limited Liability Company	Delaware	5007704
Dynegy Gas Holdco, LLC	Limited Liability Company	Delaware	4995448
Dynegy Energy Services, LLC	Limited Liability Company	Delaware	5260727

Part II

Name of Opinion Party	Type of Organization	Jurisdiction of Formation	Organizational Identification Number
Dynegy Power Marketing LLC	Limited Liability Company	Texas	0801462052

2

SCHEDULE C

LP Opinion Parties

Name of Opinion Party	Type of Organization	Jurisdiction of Formation	Organizational Identification Number
Sithe/Independence Power Partners, L.P.	Limited Partnership	Delaware	2246792

SCHEDULE D

Transaction Documents

1.              Reimbursement Agreement.

2.              Accession Agreement — First Lien Secured Parties, dated as of the date hereof, by and among the Lender, Dynegy Inc., each Credit Party (as defined therein) party thereto and Credit Suisse, AG, Cayman Islands Branch, as Collateral Trustee.

SCHEDULE E

Part I

LLC Agreements

1.              Amended and Restated Limited Liability Company Operating Agreement of Dynegy Gas Investments Holdings, LLC dated as of April 23, 2013.

2.              Fifth Amended and Restated Limited Liability Company Operating Agreement of Dynegy Power, LLC dated as of April 23, 2013.

3.              Limited Liability Company Agreement of Blue Ridge Generation LLC dated as of May 21, 2001, as amended by that First Amendment thereto, dated as of January 23, 2014.

4.              Amended and Restated Limited Liability Company Operating Agreement of Casco Bay Energy Company, LLC dated as of May 4, 2006, as amended by that First Amendment thereto, dated as of January 23, 2014.

5.              Second Amended and Restated Limited Liability Company Operating Agreement of Dynegy Equipment, LLC dated as of August 4, 2011.

6.              Fourth Amended and Restated Limited Liability Company Operating Agreement of Dynegy Kendall Energy, LLC dated as of August 4, 2011.

7.              Amended and Restated Limited Liability Company Operating Agreement of Dynegy Morro Bay, LLC (f/k/a Duke Energy Morro Bay LLC) dated as of May 4, 2006, as amended by that First Amendment thereto, dated as of January 23, 2014.

8.              Amended and Restated Limited Liability Company Operating Agreement of Dynegy Moss Landing, LLC (f/k/a Duke Energy Moss Landing LLC) dated as of May 4, 2006, as amended by that First Amendment thereto, dated as of January 23, 2014.

9.              Amended and Restated Limited Liability Company Operating Agreement of Dynegy Oakland, LLC (f/k/a Duke Energy Oakland LLC) dated as of May 4, 2006, as amended by that First Amendment thereto, dated as of January 23, 2014.

10.       Amended and Restated Limited Liability Company Operating Agreement of Dynegy South Bay, LLC (f/k/a Duke Energy South Bay, LLC) dated as of May 4, 2006, as amended by that First Amendment thereto, dated as of January 23, 2014.

11.       Amended and Restated Limited Liability Company Operating Agreement of Ontelaunee Power Operation Company, LLC dated as of August 4, 2011.

12.       Limited Liability Company Agreement of Sithe/Independence LLC dated as of August 13, 2002, as amended by that First Amendment thereto, dated as of January 23, 2014.

13.       Fourth Amended and Restated Limited Liability Company Operating Agreement of Dynegy Marketing and Trade, LLC dated as of July 31, 2012.

14.       Limited Liability Company Operating Agreement of Dynegy GasCo Holdings, LLC dated as of August 4, 2011.

15.       Limited Liability Company Agreement of Havana Dock Enterprises, LLC dated as of April 10, 2001, as amended by that First Amendment thereto, dated as of January 23, 2014.

16.       First Amended and Restated Limited Liability Company Agreement of Dynegy Coal Trading & Transportation, L.L.C. dated as of September 9, 2013, as amended by that First Amendment thereto, dated as of February 28, 2014.

17.       Fifth Amended and Restated Limited Liability Company Operating Agreement of Dynegy Midwest Generation, LLC dated as of April 23, 2013.

18.       Amended and Restated Limited Liability Company Agreement of Dynegy Gas Imports LLC dated as of August 4, 2011.

19.       Second Amended and Restated Limited Liability Company Operating Agreement of Dynegy Gas Holdco, LLC dated as of April 23, 2013.

20.       Third Amended and Restated Limited Liability Company Operating Agreement of Dynegy Coal Holdco, LLC dated as of April 23, 2013.

21.       Third Amended and Restated Limited Liability Company Operating Agreement of Dynegy Gas Investments, LLC dated as of November 28, 2012.

22.       Amended and Restated Limited Liability Company Operating Agreement of Dynegy Coal Investments Holdings, LLC dated as of April 23, 2013.

23.       Third Amended and Restated Limited Liability Company Operating Agreement of Dynegy Power Marketing, LLC dated as of July 31, 2012.

24.       Limited Liability Company Operating Agreement of Dynegy Energy Services, LLC (f/k/a Illinois Power Energy, LLC) dated as of January 2, 2013, as amended by that First Amendment thereto, dated as of January 23, 2014.

Part II

LP Agreements

1.              Third Amended and Restated Agreement of Limited Partnership of Sithe/Independence Power Partners, L.P., dated as of July 1, 2001, as amended by that First Amendment thereto, dated as of May 22, 2002, that Second Amendment thereto, dated as of March 4, 2004 and that Third Amendment thereto, dated as of January 12, 2012.

Exhibit B

DYNEGY INC.

CLOSING CERTIFICATE

                           , 2014

Reference is hereby made to that certain Letter of Credit Reimbursement Agreement, dated as of the date hereof (the “Reimbursement Agreement”), among Dynegy Inc., a Delaware corporation (the “Account Party”), Macquarie Bank Limited (together with its successors and assigns, the “Issuing Bank”) and Macquarie Energy LLC, a Delaware limited liability company (together with its successors and assigns, the “Lender”).  Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Reimbursement Agreement.

Pursuant to Section 5.2(d) of the Reimbursement Agreement, the undersigned Chief Financial Officer of the Account Party hereby certifies (to his knowledge) to the Lender as follows:

1.                                      I have reviewed the terms of the Reimbursement Agreement and the other Credit Documents and the definitions and provisions contained therein relating thereto and hereto, and, in my opinion, have made, or have caused to be made under my supervision, such examination or investigation as necessary to enable me to express an informed opinion as to the matters referred to herein.

2.                                      The representations and warranties of the Account Party set forth in Article VI of the Reimbursement Agreement are true and correct in all material respects on and as of the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; provided that to the extent such representation and warranty is qualified as to materiality, such representation and warranty shall be true and correct in all respects.

3.                                      No Default or Event of Default (each as defined in the Credit Agreement) and no Default or Event of Default (each as defined in the Reimbursement Agreement) has occurred and is continuing as of the date hereof or would result from the transactions contemplated in the Reimbursement Agreement, including without limitation the granting of the Liens to secure the Obligations.

4.                                      Since December 31, 2013, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

5.                                      Based upon my review and examination described in paragraph 1 above, on the date hereof, both before after giving effect to the consummation of the transactions contemplated by the Credit Documents, (i) the fair value of the property of the Account Party and its Restricted Subsidiaries, taken as a whole, on a consolidated basis is greater than the total amount of its liabilities, including, without limitation, contingent liabilities that are probable and estimable, of the Account Party and its Restricted Subsidiaries, taken as a whole, on a consolidated basis, (ii) the present fair saleable value of the assets of the Account Party and its Restricted Subsidiaries, taken as a whole, on a consolidated basis is not less than the amount that will be required to pay the probable liability of the Account Party and its Restricted Subsidiaries, taken as a whole, on a consolidated basis on their debts as they become absolute and matured taking into account the possibility of refinancing such obligations and selling assets, (iii) the Account Party and its Restricted Subsidiaries, taken as a whole, on a consolidated basis do not intend to, and do not believe that they will, incur debts or liabilities beyond their ability to pay such debts and liabilities as they mature, taking into account the possibility of refinancing such obligations and selling assets, and does not currently have debts or liabilities beyond their ability to pay such debts and liabilities as they mature, taking into account the possibility of refinancing such obligations and selling assets and (iv) the Account Party and its Restricted Subsidiaries are not engaged in business or a transaction, and is not about to engage in business or a transaction, for which their property would constitute an unreasonably small capital.

IN WITNESS WHEREOF, the undersigned have executed this Closing Certificate for and on behalf of the Account Party as of the date set forth above.

By:
Name:
Title: [Chief Financial Officer]

Exhibit C

IRREVOCABLE STANDBY LETTER OF CREDIT NO. [CLXXXXX]

DATE OF ISSUANCE:

[                           ], 2014

ISSUING BANK:

MACQUARIE BANK LIMITED

SYDNEY NSW AUSTRALIA

BENEFICIARY:

DUKE ENERGY CORPORATION

550 SOUTH TYRON STREET, (DEC40C)

CHARLOTTE, NC 28202

ATTN:  CHIEF RISK OFFICER

TELEPHONE:  (704) 382-5903

EMAIL:  LEWIS.CAMP@DUKE-ENERGY.COM

APPLICANT:

DYNEGY, INC.

601 TRAVIS STREET, SUITE 1400

HOUSTON, TEXAS 77002

ATTN:  CREDIT DEPARTMENT

DYNEGY.CREDIT@DYNEGY.COM

EXPIRY DATE:  [                     ,      ](1) (EASTERN PREVAILING TIME) AT OUR COUNTERS IN SYDNEY

AMOUNT:  USD 55,000,000.00 (FIFTY-FIVE MILLION AND 00/100 UNITED STATES DOLLARS)

AVAILABLE WITH:   MACQUARIE BANK LIMITED BY SIGHT PAYMENT

THIS IRREVOCABLE STANDBY LETTER OF CREDIT (THE “LETTER OF CREDIT”, IS HEREBY ISSUED AS OF [                           ], 2014 IN FAVOR OF DUKE ENERGY CORPORATION WITH A BUSINESS ADDRESS OF 550 SOUTH TYRON STREET, (DEC40C) CHARLOTTE, NC 28202 (HEREINAFTER CALLED, TOGETHER WITH ITS SUCCESSORS, THE “BENEFICIARY”) FOR THE ACCOUNT OF DYNEGY, INC. WITH A BUSINESS ADDRESS OF 601 TRAVIS STREET, SUITE 1400, HOUSTON, TEXAS 77002 (HEREINAFTER CALLED THE “APPLICANT’) FOR AN AMOUNT NOT TO EXCEED IN THE AGGREGATE USD FIFTY-FIVE MILLION AND 00/100 DOLLARS (U.S. S55,000,000.00) (THE “STATED AMOUNT”).

AT THE REQUEST, ON THE INSTRUCTIONS OF DYNEGY, INC. AND FOR THE ACCOUNT OF DYNEGY POWER GENERATION, INC. (AS SUCCESSOR BY MERGER TO LSP GEN FINANCE CO., LLC), MACQUARIE BANK LIMITED (THE “BANK”) HEREBY ISSUES THIS IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER [CLXXXXX] IN FAVOR OF

(1)  The initial Letter of Credit shall have a stated Expiry Date of September 19, 2015.  Replacement Letters of Credit shall have stated Expiry Dates determined in accordance with Section 3.1 of the Letter of Credit Reimbursement Agreement to which this Exhibit C is attached.

BENEFICIARY.  IN THIS LETTER OF CREDIT, REFERENCES TO “WE,” “OUR,” OR “US” SHALL BE DEEMED TO BE REFERENCES TO THE BANK, AND REFERENCES TO “YOU” OR “YOUR” SHALL BE DEEMED REFERENCES TO THE BENEFICIARY.

WE HEREBY IRREVOCABLY AUTHORIZE YOU TO DRAW (EACH A “DRAWING”) ON US IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREINAFTER SET FORTH UP TO THE AGGREGATE AMOUNT OF USD 55,000 000 (UNITED STATES DOLLARS FIFTY FIVE MILLION AND NO/100) (THE “INITIAL AVAILABLE AMOUNT” AND AS REDUCED FROM TIME TO TIME IN CONNECTION WITH PARTIAL DRAWS HEREUNDER, THE “AVAILABLE AMOUNT”), EFFECTIVE IMMEDIATELY AND EXPIRING ON THE EARLIER OF (I) THE DATE ON WHICH THE TOTAL OF ALL PAYMENTS MADE BY ISSUER EQUALS THE INITIAL AVAILABLE AMOUNT OR (II) [              ,     ](2) (SUCH EARLIER DATE, THE “EXPIRATION DATE”).  THE AVAILABLE AMOUNT MAY BE REDUCED FROM TIME TO TIME UPON ISSUER’S RECEIPT OF A CERTIFICATE FROM YOU, IN THE FORM OF ANNEX A HERETO (THE “REDUCTION CERTIFICATE”) INDICATING, AS APPLICABLE, THAT A CONTINUING SUPPORT OBLIGATION LISTED ON SCHEDULE 1 HERETO (EACH A “CONTINUING SUPPORT OBLIGATION”) HAS TERMINATED, EXPIRED, BEEN REDUCED OR BEEN RELEASED IN FULL.  UPON RECEIPT OF SUCH, WE SHALL AMEND THIS LETTER OF CREDIT TO EVIDENCE THE NEW AVAILABLE AMOUNT IN ACCORDANCE WITH SUCH REDUCTION CERTIFICATE.  THE REDUCTION CERTIFICATE, WHICH FORMS AN INTEGRAL PART OF THIS LETTER OF CREDIT, SHALL HAVE ALL BLANKS APPROPRIATELY FILLED IN AND SHALL BE PURPORTEDLY SIGNED BY ONE OF YOUR OFFICERS (EACH AN “AUTHORIZED OFFICER”), AND SHALL BE DELIVERED TO US AT OUR ADDRESS PROVIDED IN THE IMMEDIATELY SUCCEEDING PARAGRAPH OR AS OTHERWISE SPECIFIED IN A WRITTEN NOTICE FROM US TO YOU AT YOUR ADDRESS PROVIDED HEREIN.  IF THIS LETTER OF CREDIT IS NOT REPLACED AT LEAST 30 DAYS PRIOR TO THE STATED EXPIRATION DATE LISTED IN CLAUSE (II) OF THE DEFINITION THEREOF, AND THE EXPIRATION DATE HAS NOT OCCURRED PRIOR TO SUCH DATE, BENEFICIARY SHALL HAVE THE RIGHT TO DRAW THE FULL AVAILABLE AMOUNT OF THIS LETTER OF CREDIT AT SUCH TIME.

SUBJECT TO THE FOREGOING AND THE FURTHER PROVISIONS OF THIS LETTER OF CREDIT A DEMAND FOR PAYMENT MAY BE MADE BY YOU BY PRESENTATION TO US OF YOUR DRAWING CERTIFICATE (EACH, A “DRAWING CERTIFICATE”) IN THE FORM OF ANNEX B ATTACHED HERETO WHICH CONTAINS IN ITEM 1 THEREOF YOUR DEMAND FOR PAYMENT (EACH, A “DEMAND FOR PAYMENT”).  EACH SUCH DRAWING CERTIFICATE (INCLUDING THE DEMAND FOR PAYMENT CONTAINED THEREIN), WHICH FORM AN INTEGRAL PART OF THIS LETTER OF CREDIT, SHALL HAVE ALL BLANKS APPROPRIATELY FILLED IN AND SHALL BE PURPORTEDLY SIGNED BY AN AUTHORIZED OFFICER, AND SHALL EITHER BE DELIVERED BY COURIER TO US AT MACQUARIE BANK LIMITED, HOUSTON REPRESENTATIVE OFFICE, ATTN: TRADE FINANCE, LEVEL 31, 500 DALLAS STREET, HOUSTON, TEXAS 77002, OR SENT BY FACSIMILE TRANSMISSION. PRESENTATION OF DOCUMENTS TO EFFECT A DRAW BY FACSIMILE MUST BE MADE TO THE FOLLOWING FACSIMILE NUMBER: (713) 275-6369 OR SUCH OTHER FAX NUMBER IDENTIFIED BY US IN A WRITTEN NOTICE TO YOU, AND CONFIRMED BY TELEPHONE TO US AT THE FOLLOWING NUMBER :  (713) 275-8975 OR SUCH OTHER TELEPHONE NUMBER IDENTIFIED BY US IN A WRITTEN NOTICE TO YOU.  DEMAND FOR PAYMENT MAY BE

(2)  Stated Expiration Date to be consistent with the date listed under the heading “Expiry Date” on page 1 of this Letter of Credit.

MADE BY YOU UNDER THIS LETTER OF CREDIT PRIOR TO THE, EXPIRATION DATE HEREOF AT ANY TIME PRIOR TO 5:00 PM, CENTRAL PREVAILING TIME, AT OUR ADDRESS SET FORTH ABOVE ON ANY BUSINESS DAY.  AS USED HEREIN THE TERM “BUSINESS DAY” MEANS (A) A DAY ON WHICH THE MACQUARIE BANK LIMITED, HOUSTON REPRESENTATIVE OFFICE IS OPEN FOR THE PURPOSE OF CONDUCTING A COMMERCIAL BANKING BUSINESS AND (B) A DAY ON WHICH BANKING INSTITUTIONS IN NEW YORK, NEW YORK GENERALLY ARE OPEN FOR THE PURPOSE OF CONDUCTING A COMMERCIAL BANKING BUSINESS.

IF DEMAND FOR PAYMENT IS MADE BY YOU HEREUNDER ON A BUSINESS DAY ON OR PRIOR TO 2:00 PM CENTRAL PREVAILING TIME, AND YOUR DRAWING CERTIFICATE CONFORMS TO THE TERMS AND CONDITIONS HEREOF, PAYMENT SHALL BE MADE TO YOU ON THE SECOND IMMEDIATELY SUCCEEDING BUSINESS DAY, IF DEMAND FOR PAYMENT IS MADE BY YOU HEREUNDER ON A BUSINESS DAY AFTER 2:00 PM, CENTRAL PREVAILING TIME, AND YOUR DRAWING CERTIFICATE CONFORMS TO THE TERMS AND CONDITIONS HEREOF, PAYMENT SHALL BE MADE TO YOU ON THE THIRD IMMEDIATELY SUCCEEDING BUSINESS DAY.  PAYMENTS MADE IN ACCORDANCE WITH THIS PARAGRAPH SHALL BE MADE IN IMMEDIATELY AVAILABLE FUNDS BY FEDERAL RESERVE WIRE TRANSFER.

DEMANDS FOR PAYMENT HEREUNDER HONORED BY US SHALL NOT, IN THE AGGREGATE, EXCEED THE AVAILABLE AMOUNT IN EFFECT AT THE TIME, AND EACH SUCH DRAWING SHALL REDUCE PRO TANTO THE AVAILABLE AMOUNT OF THIS LETTER OF CREDIT.

UPON THE EXPIRATION DATE HEREOF, THIS LETTER OF CREDIT SHALL AUTOMATICALLY TERMINATE AND BE CANCELLED.

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING, AND THIS UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED, AMPLIFIED OR LIMITED BY REFERENCE TO ANY DOCUMENT, INSTRUMENT OR AGREEMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES, AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT, INSTRUMENT OR AGREEMENT; PROVIDED, HOWEVER, THAT THIS LETTER OF CREDIT MAY BE AMENDED WITH THE CONSENT OF THE APPLICANT AND THE BENEFICIARY.

THIS STANDBY LETTER OF CREDIT IS TRANSFERABLE IN WHOLE BUT NOT IN PART, AND WE HEREBY CONSENT TO SUCH TRANSFER PROVIDED THAT THE NEW BENEFICIARY SHALL NOT BE INCLUDED ON THE LIST OF BLOCKED COUNTRIES OR THE LIST OF SPECIALLY DESIGNATED NATIONALS AND BLOCKED PERSON PUBLISHED BY THE OFFICE OF FOREIGN ASSETS CONTROL (OFAC) OF THE U.S. DEPARTMENT OF TREASURY IN EFFECT AT THE TIME OF THE TRANSFER, BUT OTHERWISE MAY NOT BE AMENDED, CHANGED OR MODIFIED WITHOUT THE EXPRESS WRITTEN CONSENT OF THE BENEFICIARY, THE ACCOUNT PARTY AND US, HOWEVER, NO TRANSFER SHALL BE EFFECTIVE UNLESS REQUEST FOR SUCH TRANSFER IS RECEIVED BY US AT OUR OFFICE LOCATED AT HOUSTON REPRESENTATIVE OFFICE, ATTN: TRADE FINANCE, LEVEL 31, 500 DALLAS STREET, HOUSTON, TEXAS 77002 IN CONFORMITY WITH THE TRANSFER PROVISION OF THE ISP 98 (AS DEFINED HEREIN) AND ACCOMPANIED BY A DULY EXECUTED TRANSFER

REQUEST SUBSTANTIALLY IN THE FORM OF ANNEX C, AND ACCOMPANIED BY THE ORIGINAL OF OUR LETTER OF CREDIT FOR ENDORSEMENT.

UPON THE PAYMENT TO YOU OR YOUR ACCOUNT OF THE AMOUNT SPECIFIED IN THE DEMAND FOR PAYMENT CONTAINED IN THE DRAWING CERTIFICATE, WE SHALL BE FULLY DISCHARGED ON OUR OBLIGATION UNDER THIS LETTER OF CREDIT WITH RESPECT TO SUCH DRAWING, AND WE SHALL NOT THEREAFTER BE OBLIGATED TO MAKE ANY FUTURE PAYMENTS UNDER THIS LETTER OF CREDIT IN RESPECT OF SUCH DRAWING TO YOU OR TO ANY OTHER PERSON.

ALL CHARGES RELATED TO THIS LETTER OF CREDIT ARE FOR THE APPLICANT’S ACCOUNT.

ALL NOTICES TO YOU HEREUNDER SHALL BE DELIVERED BY OVERNIGHT COURIER SERVICE OR MAILED TO YOU AT THE ADDRESS SET FORTH AT THE BEGINNING OF THIS LETTER OF CREDIT, ATTENTION:  CHIEF RISK OFFICER, OR AS OTHERWISE SPECIFIED IN A WRITTEN NOTICE FORM YOU TO US AT OUR ADDRESS PROVIDED THEREIN.  SUCH NOTICES SHALL BE DEEMED TO HAVE BEEN GIVEN FIVE BUSINESS DAYS AFTER DELIVERY BY US TO THE COURIER SERVICE OR AFTER DEPOSIT IN THE U.S. MAILS.

THIS LETTER OF CREDIT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE TERMS OF THE INTERNATIONAL STANDBY PRACTICES 1998, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590 (“ISP 98”).  AS TO MATTERS NOT GOVERNED BY THE ISP 98, THIS LETTER OF CREDIT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN THE STATE OF NEW YORK.

COMMUNICATIONS WITH RESPECT OF THIS LETTER OF CREDIT SHALL BE IN WRITING AND BE ADDRESSED TO US AT MACQUARIE BANK LIMITED, [                            ], ATTN:  [                         ] (OR AS OTHERWISE SPECIFIED IN A WRITTEN NOTICE FORM US TO YOU AT YOUR ADDRESS PROVIDED HEREIN), SPECIFICALLY REFERRING TO THE NUMBER OF THIS LETTER OF CREDIT.

MACQUARIE BANK LIMITED WILL NOT UNDERTAKE OR PROCESS A TRANSACTION UNDER THIS LETTER OF CREDIT (1) IN RESPECT OF ANY PERSON, ENTITY OR COMMODITY WHICH RELATES TO THIS TRANSACTION BEING SUBJECT TO ANY SANCTIONS ISSUED BY THE US DEPARTMENT OF COMMERCE, OR TO WHOM PAYMENT IS PROHIBITED BY THE FOREIGN ASSET CONTROL REGULATION OF THE US DEPARTMENT OF TREASURY, OR (2) WHICH OTHERWISE IS IN CONTRAVENTION OF US LAWS AND REGULATIONS.

YOURS TRULY,
MACQUARIE BANK LIMITED

[                              ]

AUTHORIZED SIGNATORY

TEL:  [                       ]

FAX:  [                       ]

EMAIL:  [                       ]

SCHEDULE 1 TO

MACQUARIE BANK LIMITED

IRREVOCABLE STANDBY LETTER OF CREDIT NO. [CLXXXXX]

CONTINUING SUPPORT OBLIGATIONS

TITLE OF GUARANTY	GUARANTOR	BENEFICIARY	DATE OF GUARANTY	SUBJECT AMOUNT
LEASE GUARANTY	DUKE ENERGY CORPORATION	SAN DIEGO UNIFIED PORT DISTRICT, BNY WESTERN TRUST COMPANY, AS BOND TRUSTEE, AND THE CALIFORNIA MARITIME INFRASTRUCTURE AUTHORITY	4/01/99	$34,000,000
ENVIRONMENTAL REMEDIATION AGREEMENT GUARANTY	DUKE ENERGY CORPORATION	SAN DIEGO UNIFIED PORT DISTRICT	4/22/99	$4,000,000
GUARANTY OF CONTRACT AND PERMIT RIGHTS ASSIGNMENT AND PROPERTY ESCROW AGREEMENT	DUKE ENERGY CORPORATION	SAN DIEGO UNIFIED PORT DISTRICT	4/22/99	$1,000,000
GUARANTY	DUKE ENERGY CORPORATION	SAN DIEGO GAS & ELECTRIC COMPANY	12/11/98	$1,000,000
GUARANTY (MOSS LANDING)	DUKE ENERGY CORPORATION	PACIFIC GAS & ELECTRIC COMPANY	11/18/97	$5,000,000
GUARANTY (MORRO BAY)	DUKE ENERGY CORPORATION	PACIFIC GAS & ELECTRIC COMPANY	11/18/97	$5,000,000
GUARANTY (OAKLAND)	DUKE ENERGY CORPORATION	PACIFIC GAS & ELECTRIC COMPANY	11/18/97	$5,000,000

ANNEX A

TO MACQUARIE BANK LIMITED
IRREVOCABLE STANDBY LETTER OF CREDIT NO. [CLXXXXX]

CERTIFICATE OF REDUCTION

MACQUARIE BANK LIMITED

1 MARTIN PLACE

SYDNEY NSW 2000

AUSTRALIA

ATTN: EXECUTIVE DIRECTOR, LEGAL RISK MANAGEMENT DIVISION,

FIXED INCOME, CURRENCIES AND COMMODITIES

FACSIMILE NO.: (+61 2) 8232 4540

TELEPHONE NO.: (+61 2) 8232 3333

E-MAIL: FICC.NOTICES@MACQUARIE.COM

WITH A COPY TO:

MACQUARIE BANK LIMITED

HOUSTON REPRESENTATIVE OFFICE

ATTN: TRADE FINANCE, LEVEL 31

500 DALLAS STREET

HOUSTON, TEXAS 77002

FACSIMILE NO.: (+1 713) 275-6369

TELEPHONE NO.: (+1 713) 275-8975

LADIES AND GENTLEMEN

[DUKE ENERGY CORPORATION] [NAME OF SUCCESSOR/PERMITTED ASSIGNEE] (THE “BENEFICIARY”) HEREBY CERTIFIES TO MACQUARIE BANK LIMITED (THE “BANK”), WITH REFERENCE TO THE BANK’S IRREVOCABLE STANDBY LETTER OF CREDIT NO. [CLXXXXX] (THE “LETTER OF CREDIT”; CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE RESPECTIVE MEANINGS GIVEN TO SUCH TERMS IN THE LETTER OF CREDIT) THAT ONE OR MORE CONTINUING SUPPORT OBLIGATIONS HAS BEEN TERMINATED, BEEN RELEASED IN FULL, HAS EXPIRED, OR THE STATED MAXIMUM EXPOSURE OF BENEFICIARY (OR THE AFFILIATE OF BENEFICIARY WHO IS GUARANTOR THEREUNDER) STATED IN A CONTINUING SUPPORT OBLIGATION HAS BEEN REDUCED PURSUANT TO A WRITTEN AGREEMENT FROM THE BENEFICIARY OF SUCH CONTINUING SUPPORT OBLIGATION.  THE AGGREGATE SUBJECT AMOUNT OF SUCH TERMINATED, RELEASED OR EXPIRED CONTINUING SUPPORT OBLIGATION[S] IS $[              ].  THE AGGREGATE STATED SUBJECT AMOUNT(S) OF THE CONTINUING SUPPORT OBLIGATIONS SET FORTH ON SCHEDULE 1 TO THE LETTER OF CREDIT REDUCED PURSUANT TO THIS CERTIFICATE IS AS FOLLOWS:  $[            ](3)

WE HEREBY REQUEST, PURSUANT TO THE TERMS OF THE LETTER OF CREDIT, YOU AMEND THE LETTER OF CREDIT TO REDUCE

(3)  Insert applicable Continuing Support Obligation(s) and the revised maximum exposure amount.

THE AVAILABLE AMOUNT BY $[                ].  THE AVAILABLE AMOUNT AFTER GIVING EFFECT TO SUCH REDUCTION WILL BE $[                  ]

IN WITNESS THEREOF, THE BENEFICIARY HAS EXECUTED AND DELIVERED THIS CERTIFICATE AS OF THE [        ] DAY OF [MONTH], [YEAR].

VERY TRULY YOURS,

DUKE ENERGY CORPORATION

BY:
NAME:
TITLE:

ANNEX B

TO MACQUARIE BANK LIMITED
IRREVOCABLE STANDBY LETTER OF CREDIT NO. [CLXXXXX]

DRAWING CERTIFICATE

MACQUARIE BANK LIMITED

1 MARTIN PLACE

SYDNEY NSW 2000

AUSTRALIA

ATTN: EXECUTIVE DIRECTOR, LEGAL RISK MANAGEMENT DIVISION,

FIXED INCOME, CURRENCIES AND COMMODITIES

FACSIMILE NO.: (+61 2) 8232 4540

TELEPHONE NO.: (+61 2) 8232 3333

E-MAIL: FICC.NOTICES@MACQUARIE.COM

WITH A COPY TO:

MACQUARIE BANK LIMITED

HOUSTON REPRESENTATIVE OFFICE

ATTN: TRADE FINANCE, LEVEL 31

500 DALLAS STREET

HOUSTON, TEXAS 77002

FACSIMILE NO.: (+1 713) 275-6369

TELEPHONE NO.: (+1 713) 275-8975

LADIES AND GENTLEMEN:

[DUKE ENERGY CORPORATION] [NAME OF SUCCESSOR/PERMITTED ASSIGNEE] (THE “BENEFICIARY”) HEREBY CERTIFIES TO MACQUARIE BANK LIMITED (THE “BANK”) WITH REFERENCE TO THE BANK’S IRREVOCABLE STANDBY LETTER OF CREDIT NO [CLXXXXX] (THE “LETTER OF CREDIT”, CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED SHALL HAVE THE RESPECTIVE MEANINGS GIVEN TO SUCH TERMS IN THE LETTER OF CREDIT) THAT:

1.                                      THE BENEFICIARY IS MAKING A DEMAND FOR PAYMENT UNDER THE LETTER OF CREDIT OF THE SUM OF $[          ], WHICH AMOUNT DOES NOT EXCEED THE CURRENT AVAILABLE AMOUNT OF THE LETTER OF CREDIT.

2.                                      [THE BENEFICIARY OF A CONTINUING SUPPORT OBLIGATION HAS MADE A DEMAND OR REQUEST FOR PAYMENT UNDER SUCH CONTINUING SUPPORT OBLIGATION (A “GUARANTY DEMAND”), SUCH GUARANTY DEMAND HAS NOT BEEN RESCINDED BY SUCH BENEFICIARY, AND THE UNDERSIGNED HEREBY CONFIRMS THAT THE AMOUNT OF THIS DRAWING DOES NOT EXCEED THE AMOUNT OF THE GUARANTY DEMAND.] [THIS LETTER OF CREDIT HAS FEWER THAN THIRTY (30) DAYS REMAINING PRIOR TO THE EXPIRATION DATE AND THE BENEFICIARY HAS NOT RECEIVED A REPLACEMENT LETTER OF CREDIT, IN WHICH CASE, THE UNDERSIGNED HEREBY CONFIRMS THAT THE AMOUNT OF

THIS DRAWING DOES NOT EXCEED THE CURRENT AVAILABLE AMOUNT OF THE LETTER OF CREDIT.](4)

3.                                      THE BENEFICIARY IS ENTITLED TO RECEIVE THE AMOUNT DEMANDED HEREBY PURSUANT TO, AND IN ACCORDANCE WITH, THE TERMS OF THE PURCHASE AND SALE AGREEMENT DATED AS OF JANUARY 8, 2006 BETWEEN DUKE ENERGY AMERICAS, LLC AND DYNEGY POWER GENERATION (F/K/A DYNEGY POWER GENERATION, LLC, LSP POWER GENERATION, LLC AND LSP BAY II HARBOR HOLDING, LLC), AS AMENDED, AND THE LETTER OF CREDIT.

4.                                      YOU ARE HEREBY DIRECTED TO PAY THE AMOUNT SO DEMANDED TO:  [INSERT WIRE TRANSFER INSTRUCTIONS]

(4)                                 In any Drawing Certificate that is presented in accordance with the provisions of the Letter of Credit, only one of the bracketed provisions (as applicable) should be inserted into such Drawing Certificate.

IN WITNESS WHEREOF, THE BENEFICIARY HAS EXECUTED AND DELIVERED THIS CERTIFICATE AS OF THE [      ] DAY OF [MONTH], [YEAR].

VERY TRULY YOURS,

DUKE ENERGY CORPORATION

BY:
NAME:
TITLE:

ANNEX C

TO MACQUARIE BANK LIMITED
IRREVOCABLE STANDBY LETTER OF CREDIT NO. [CLXXXXX]

REQUEST FOR TRANSFER OF THE LETTER OF CREDIT

MACQUARIE BANK LIMITED

1 MARTIN PLACE

SYDNEY NSW 2000

AUSTRALIA

ATTN: EXECUTIVE DIRECTOR, LEGAL RISK MANAGEMENT DIVISION,

FIXED INCOME, CURRENCIES AND COMMODITIES

FACSIMILE NO.: (+61 2) 8232 4540

TELEPHONE NO.: (+61 2) 8232 3333

E-MAIL: FICC.NOTICES@MACQUARIE.COM

WITH A COPY TO:

MACQUARIE BANK LIMITED

HOUSTON REPRESENTATIVE OFFICE

ATTN: TRADE FINANCE, LEVEL 31

500 DALLAS STREET

HOUSTON, TEXAS 77002

FACSIMILE NO.: (+1 713) 275-6369

TELEPHONE NO.: (+1 713) 275-8975

I.                                        INSTRUCTIONS FOR TRANSFER REQUEST

1.                                      LETTER OF TRANSFER REQUEST FORM MUST BE IN THE NAME OF THE BENEFICIARY.

2.                                      THE LETTER OF TRANSFER SHALL BE PURPORTEDLY SIGNED BY AN OFFICER OF THE BENEFICIARY.

3.                                      ORIGINAL LETTER OF CREDIT MUST ACCOMPANY THE TRANSFER REQUEST FORM.

4.                                      PAYMENT OF TRANSFER FEE MUST BE MADE BY EITHER BENEFICIARY’S CERTIFIED CHECK OR CASHIER’S CHECK PAYABLE TO MACQUARIE BANK LIMITED COVERING OUR TRANSFER FEE.

5.                                      PLEASE ENSURE ALL INFORMATION IS COMPLETED.

6.                                      PLEASE USE THE FOLLOWING FORMAT:

DEMAND FOR TRANSFER

,

ISSUING BANK

MACQUARIE BANK LIMITED

1 MARTIN PLACE

SYDNEY NSW 2000

AUSTRALIA

ATTN: EXECUTIVE DIRECTOR, LEGAL RISK MANAGEMENT DIVISION,

FIXED INCOME, CURRENCIES AND COMMODITIES

FACSIMILE NO.: (+61 2) 8232 4540

TELEPHONE NO.: (+61 2) 8232 3333

E-MAIL: FICC.NOTICES@MACQUARIE.COM

WITH A COPY TO:

MACQUARIE BANK LIMITED

HOUSTON REPRESENTATIVE OFFICE

ATTN: TRADE FINANCE, LEVEL 31

500 DALLAS STREET

HOUSTON, TEXAS 77002

FACSIMILE NO.: (+1 713) 275-6369

TELEPHONE NO.: (+1 713) 275-8975

RE:                           MACQUARIE BANK LIMITED IRREVOCABLE STANDBY LETTER OF CREDIT NO. [CLXXXXX] (“LETTER OF CREDIT”)

THE UNDERSIGNED BENEFICIARY DEMANDS TRANSFER OF THE RIGHTS TO DEMAND FURTHER PAYMENT UNDER THE LETTER OF CREDIT TO THE FOLLOWING PERSON AT THE FOLLOWING ADDRESS:

BENEFICIARY STATES THAT THE NAME OF THE ABOVE-IDENTIFIED TRANSFEREE IS THE FULL AND CORRECT LEGAL NAME OF SUCH PERSON.

BENEFICIARY STATES THAT THE ABOVE-IDENTIFIED PERSON IS THE TRANSFEREE, FROM AND AFTER THE EFFECTIVE DATE SHOWN BELOW, OF ALL OF BENEFICIARY’S RIGHTS THAT ARE SUPPORTED BY THE LETTER OF CREDIT AND BENEFICIARY’S RELATED OBLIGATIONS UNDER THAT CERTAIN PURCHASE AND SALE AGREEMENT DATED AS OF JANUARY 8, 2006 BETWEEN DUKE ENERGY AMERICAS, LLC AND DYNEGY POWER GENERATION INC. (F/K/A DYNEGY POWER GENERATION, LLC, LSP POWER GENERATION, LLC AND LSP BAY II HARBOR HOLDING, LLC), AS AMENDED (THE “INITIAL PSA”), AND THAT CERTAIN PSA AND LETTER OF CREDIT AMENDMENT AGREEMENT MADE AND ENTERED INTO AS OF JULY 27, 2011, BY AND BETWEEN DYNEGY POWER GENERATION INC.  ON BEHALF OF ITSELF AND EACH OF ITS AFFILIATES THAT IS REFERENCED AS A PARTY THEREON.

BENEFICIARY FURTHER STATES THAT THERE IS NO OUTSTANDING DEMAND OR REQUEST FOR PAYMENT OR OTHER TRANSFER UNDER THE LETTER OF CREDIT.  BENEFICIARY AGREES TO MAKE NO SUCH DEMAND WHILE THIS DEMAND FOR

TRANSFER IS OUTSTANDING, PROVIDED, HOWEVER, THAT YOU AGREE TO NOTIFY THE UNDERSIGNED BENEFICIARY IN WRITING ON OR BEFORE THE PROPOSED EFFECTIVE DATE OF THE TRANSFER OF THE COMPLETION AND APPROVAL OF THE REQUESTED TRANSFER, OR OF YOUR REJECTION OR DENIAL OF THE REQUESTED TRANSFER WHEREUPON BENEFICIARY (IN THE EVENT OF A DENIAL) OR TRANSFEREE (IN THE EVENT OF A TRANSFER) SHALL AGAIN HAVE THE RIGHT TO DEMAND PAYMENTS UNDER THE LETTER OF CREDIT IN ACCORDANCE WITH THE TERMS THEREOF.

ENCLOSED IS THE LETTER OF CREDIT (INCLUDING ALL AMENDMENTS).  PLEASE EFFECTUATE THE DEMANDED TRANSFER AS OF THE FOLLOWING EFFECTIVE DATE:                                                 (WHICH EFFECTIVE DATE IS NOT LESS THAN TEN BUSINESS DAYS AFTER THE DATE OF THIS DEMAND FOR TRANSFER).  PLEASE DO SO BY MARKING AND DELIVERING THE LETTER OF CREDIT OR BY DELIVERING A REPLACEMENT TO THE ABOVE-IDENTIFIED PERSON AS THE TRANSFEREE BENEFICIARY AND BY NOTIFYING THE UNDERSIGNED THEREOF.

BENEFICIARY AGREES TO PAY, ON DEMAND, ISSUER’S CUSTOMARY TRANSFER FEE NOT TO EXCEED ONE THOUSAND U.S. DOLLARS ($1000).

THIS DEMAND AND STATEMENT ARE MADE AS OF THE DATE HEREOF.

YOURS FAITHFULLY,

DUKE ENERGY CORPORATION

BY:
NAME:
TITLE:	]

Exhibit D

EXHIBIT D-1

to Letter of Credit Reimbursement Agreement

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships for U.S. Federal Income Tax Purposes)

[Letterhead of Foreign Lender]

Date: [                     ,         ]

Dynegy Inc.

Email:

Re:  Dynegy Inc.— Foreign Lender Certificate

Ladies and Gentlemen:

This U.S. Tax Compliance Certificate is delivered to you pursuant to Section 3.9(e) of the Letter of Credit Reimbursement Agreement, dated as of September 18, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among Dynegy Inc., a Delaware corporation (the “Account Party”), Macquarie Bank Limited (together with its successors and assigns, the “Issuing Lender”) and Macquarie Energy LLC, a Delaware limited liability company (together with its successors and assigns, the “Lender”).  Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Agreement.

[Insert name of applicable Foreign Lender] (the “Foreign Lender”) is providing this U.S. Tax Compliance Certificate pursuant to Section 3.9(e) of the Agreement.  Foreign Lender hereby represents and warrants that:

1.                                      The Foreign Lender is the sole record and beneficial owner of the Obligations in respect of which it is providing this U.S. Tax Compliance Certificate.  The Foreign Lender is not a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”);

2.                                      The Foreign Lender is not a 10-percent shareholder of the Account Party within the meaning of Section 871(h)(3)(B) or 881(c)(3)(B) of the Code; and

3.                                      The Foreign Lender is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Account Party with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8-BEN-E.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Account Party, and (2) the undersigned shall have at all times furnished the Account Party with a properly completed and currently effective certificate in either the calendar year in which each payment is

22

to be made to the undersigned, or in either of the two calendar years preceding such payments.

IN WITNESS WHEREOF, the undersigned has duly executed this U.S. Tax Compliance Certificate as of the date first written above.

[INSERT NAME OF FOREIGN LENDER]

By:
Name:
Title:

23

EXHIBIT D-2

to Letter of Credit Reimbursement Agreement

U.S. TAX COMPLIANCE CERTIFICATE

(For Non-U.S. Participants That Are Not Partnerships for U.S. Federal Income Tax Purposes)

[Letterhead of Non-U.S. Participant]

Date: [                     ,         ]

Dynegy Inc.

Email:

Re:                                                            Dynegy Inc. — Foreign Lender Certificate

Ladies and Gentlemen:

This U.S. Tax Compliance Certificate is delivered to you pursuant to Section 3.9(e) of the Letter of Credit Reimbursement Agreement, dated as of September 18, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among Dynegy Inc., a Delaware corporation (the “Account Party”), Macquarie Bank Limited (together with its successors and assigns, the “Issuing Lender”) and Macquarie Energy LLC, a Delaware limited liability company (together with its successors and assigns, the “Lender”). Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Agreement.

[Insert name of applicable Participant] (the “Non-U.S. Participant”) is providing this U.S. Tax Compliance Certificate pursuant to Section 3.9(e) of the Agreement.  The Non-U.S. Participant hereby represents and warrants that:

1.                                      The Non-U.S. Participant is the sole record and beneficial owner of the participation in respect of which it is providing this U.S. Tax Compliance Certificate.  The Non-U.S. Participant is not a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”);

2.                                      The Non-U.S. Participant is not a 10-percent shareholder of the Account Party within the meaning of Section 871(h)(3)(B) or 881(c)(3)(B) of the Code; and

3.                                      The Non-U.S. Participant is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Account Party with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8-BEN-E.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Account Party, and (2) the undersigned shall have at all times furnished the Account Party with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

IN WITNESS WHEREOF, the undersigned has duly executed this U.S. Tax Compliance Certificate as of the date first written above.

24

[INSERT NAME OF NON-U.S. PARTICIPANT]

By:
Name:
Title:

25

EXHIBIT D-3

to Letter of Credit Reimbursement Agreement

U.S. TAX COMPLIANCE CERTIFICATE

 (For Non-U.S. Participants That Are Partnerships for U.S. Federal Income Tax Purposes)

[Letterhead of Non-U.S. Participant]

Date: [                     ,         ]

Dynegy Inc.

Email:

Re:                                                            Dynegy Inc. — Foreign Lender Certificate

Ladies and Gentlemen:

This U.S. Tax Compliance Certificate is delivered to you pursuant to Section 3.9(e) of the Letter of Credit Reimbursement Agreement, dated as of September 18, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among Dynegy Inc., a Delaware corporation (the “Account Party”), Macquarie Bank Limited (together with its successors and assigns, the “Issuing Lender”) and Macquarie Energy LLC, a Delaware limited liability company (together with its successors and assigns, the “Lender”).  Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Agreement.

[Insert name of applicable Participant] (“Non-U.S. Participant”) is providing this U.S. Tax Compliance Certificate pursuant to Section 3.9(e) of the Agreement.  Non-U.S. Participant hereby represents and warrants that:

1.                                      Non-U.S. Participant is the sole record owner of the participation in respect of which it is providing this U.S. Tax Compliance Certificate and its partners/members are the sole beneficial owners of such participation.  Neither Non-U.S. Participant nor any of its partners/members is a “bank” for purposes of Section 871(h) or 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”);

2.                                      None of the partners/members of Non-U.S. Participant is a 10-percent shareholder of the Account Party within the meaning of Section 871(h)(3)(B) or 881(c)(3)(B) of the Code; and

3.                                      None of the partners/members of Non-U.S. Participant is a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Account Party with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8-BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8-BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Account Party and (2) the undersigned shall have at all times furnished the

26

Account Party with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

IN WITNESS WHEREOF, the undersigned has duly executed this U.S. Tax Compliance Certificate as of the date first written above.

[INSERT NAME OF NON-U.S. PARTICIPANT]

By:
Name:
Title:

27

EXHIBIT D-4

to Letter of Credit Reimbursement Agreement

U.S. TAX COMPLIANCE CERTIFICATE

 (For Foreign Lenders That Are Partnerships for U.S. Federal Income Tax Purposes)

[Letterhead of Foreign Lender]

Date: [                     ,         ]

Dynegy Inc.

Email:

Re:                                                            Dynegy Inc. — Foreign Lender Certificate

Ladies and Gentlemen:

This U.S. Tax Compliance Certificate is delivered to you pursuant to Section 3.9(e) of the Letter of Credit Reimbursement Agreement, dated as of September 18, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”), by and among Dynegy Inc., a Delaware corporation (the “Account Party”), Macquarie Bank Limited (together with its successors and assigns, the “Issuing Lender”) and Macquarie Energy LLC, a Delaware limited liability company (together with its successors and assigns, the “Lender”).  Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Agreement.

[Insert name of applicable Foreign Lender] (the “Foreign Lender”) is providing this U.S. Tax Compliance Certificate pursuant to Section 3.9(e) of the Agreement.  The Foreign Lender hereby represents and warrants that:

1.                                      The Foreign Lender is the sole record owner of the Obligations in respect of which it is providing this U.S. Tax Compliance Certificate and its partners/members are the sole beneficial owners of such Obligations.  Neither the Foreign Lender nor any of its partners/members is a “bank” for purposes of Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”);

2.                                      None of the partners/members of the Foreign Lender is a 10-percent shareholder of the Account Party within the meaning of Section 871(h)(3)(B) or 881(c)(3)(B) of the Code; and

3.                                      None of the partners/members of the Foreign Lender is a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Account Party with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8-BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8-BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.  By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Account Party, and (2) the undersigned shall have at all times furnished the Account Party with a properly completed and currently effective certificate in either the calendar year in

28

which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

IN WITNESS WHEREOF, the undersigned has duly executed this U.S. Tax Compliance Certificate as of the date first written above.

[INSERT NAME OF FOREIGN LENDER]

By:
Name:
Title:

29